TRANCHE C CREDIT AGREEMENT


                            dated as of July 2, 1999,


                 as Amended and Restated as of August 23, 1999,


                                      among


                               TEREX CORPORATION,


                            THE LENDERS NAMED HEREIN

                                       and

                           CREDIT SUISSE FIRST BOSTON,

                             as Administrative Agent

                                       and

                               as Collateral Agent




                     CREDIT SUISSE FIRST BOSTON CORPORATION,

                                as Lead Arranger,

                                       and

                           DRESDNER KLEINWORT BENSON,

                as Co-Lead Arranger for the Powerscreen Facility

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01.        Defined Terms...........................................  2
SECTION 1.02.        Terms Generally......................................... 25


      ARTICLE II

      The Credits

SECTION 2.01.        Commitments............................................. 25
SECTION 2.02.        Loans................................................... 25
SECTION 2.03.        Borrowing Procedure..................................... 26
SECTION 2.04.        Evidence of Debt; Repayment of Loans.................... 27
SECTION 2.05.        Fees.................................................... 27
SECTION 2.06.        Interest on Loans....................................... 28
SECTION 2.07.        Default Interest........................................ 28
SECTION 2.08.        Alternate Rate of Interest.............................. 28
SECTION 2.09.        Termination and Reduction of Commitments................ 29
SECTION 2.10.        Conversion and Continuation of Borrowings............... 29
SECTION 2.11.        Repayment of Borrowings................................. 30
SECTION 2.12.        Prepayment.............................................. 32
SECTION 2.13.        Mandatory Prepayments................................... 33
SECTION 2.14.        Reserve Requirements; Change in Circumstances........... 34
SECTION 2.15.        Change in Legality...................................... 36
SECTION 2.16.        Indemnity............................................... 36
SECTION 2.17.        Pro Rata Treatment...................................... 37
SECTION 2.18.        Sharing of Setoffs...................................... 37
SECTION 2.19.        Payments................................................ 37
SECTION 2.20.        Taxes................................................... 38
SECTION 2.21.        Assignment of Commitments Under Certain Circumstances;
                          Duty to Mitigate................................... 39
SECTION 2.22.        Pro Rata Treatment of Loans and Existing Term Loans..... 40


      ARTICLE III

Representations and Warranties

SECTION 3.01.        Organization; Powers.................................... 41
SECTION 3.02.        Authorization........................................... 41
SECTION 3.03.        Enforceability.......................................... 41
SECTION 3.04.        Governmental Approvals.................................. 41
SECTION 3.05.        Financial Statements.................................... 42
SECTION 3.06.        No Material Adverse Change.............................. 42
SECTION 3.07.        Title to Properties; Possession Under Leases............ 42
SECTION 3.08.        Subsidiaries............................................ 43
SECTION 3.09.        Litigation; Compliance with Laws........................ 43
SECTION 3.10.        Agreements.............................................. 44
SECTION 3.11.        Federal Reserve Regulations............................. 44
SECTION 3.12.        Investment Company Act; Public Utility Holding           44
                        Company Act.......................................... 44
SECTION 3.13.        Use of Proceeds......................................... 44
SECTION 3.14.        Tax Returns............................................. 44
SECTION 3.15.        No Material Misstatements............................... 44
SECTION 3.16.        Employee Benefit Plans.................................. 44
SECTION 3.17.        Environmental Matters................................... 45
SECTION 3.18.        Insurance............................................... 46
SECTION 3.19.        Security Documents...................................... 46
SECTION 3.20.        Location of Real Property and Leased Premises........... 47
SECTION 3.21.        Labor Matters........................................... 47
SECTION 3.22.        Solvency................................................ 47
SECTION 3.23.        Year 2000 Matters....................................... 47
SECTION 3.24.        Powerscreen Offer Documents............................. 48


      ARTICLE IV

 Conditions of Lending

SECTION 4.01.        Conditions Precedent to Effectiveness................... 48
SECTION 4.02.        Conditions Precedent to Each Powerscreen
                       Acquisition Borrowing................................. 51
SECTION 4.03.        Conditions Precedent to Other Borrowings................ 52


       ARTICLE V

 Affirmative Covenants

SECTION 5.01.        Existence; Businesses and Properties.................... 53
SECTION 5.02.        Insurance............................................... 53
SECTION 5.03.        Obligations and Taxes................................... 55
SECTION 5.04.        Financial Statements, Reports, etc...................... 55
SECTION 5.05.        Litigation and Other Notices............................ 56
SECTION 5.06.        Employee Benefits....................................... 56
SECTION 5.07.        Maintaining Records; Access to Properties                56
                        and Inspections...................................... 56
SECTION 5.08.        Use of Proceeds......................................... 57
SECTION 5.09.        Compliance with Environmental Laws...................... 57
SECTION 5.10.        Preparation of Environmental Reports.................... 57
SECTION 5.11.        Further Assurances...................................... 57
SECTION 5.12.        Interest Rate Protection Agreements..................... 58


      ARTICLE VI

  Negative Covenants

SECTION 6.01.        Indebtedness............................................ 58
SECTION 6.02.        Liens................................................... 60
SECTION 6.03.        Sale and Lease-Back Transactions........................ 62
SECTION 6.04.        Investments, Loans and Advances......................... 62
SECTION 6.05.        Mergers, Consolidations, Sales of Assets
                       and Acquisitions...................................... 63
SECTION 6.06.        Dividends and Distributions; Restrictions on
                       Ability of Subsidiaries to Pay Dividends.............. 64
SECTION 6.07.        Transactions with Affiliates............................ 64
SECTION 6.08.        Business of Borrower and Subsidiaries................... 65
SECTION 6.09.        Other Indebtedness and Agreements....................... 65
SECTION 6.10.        Capital Expenditures.................................... 66
SECTION 6.11.        Consolidated Leverage Ratio............................. 66
SECTION 6.12.        Consolidated Interest Coverage Ratio.................... 66
SECTION 6.13.        Consolidated Fixed Charge Coverage Ratio................ 66
SECTION 6.14.        Fiscal Year............................................. 67


      ARTICLE VII

Powerscreen Offer Covenants

SECTION 7.01.        Powerscreen Offer Affirmative Covenants................. 67
SECTION 7.02.        Powerscreen Offer Negative Covenants.................... 67


     ARTICLE VIII

   Events of Default

SECTION 8.01.        Events of Default....................................... 68
SECTION 8.02.        Acceleration............................................ 70


      ARTICLE IX

The Administrative Agent and the Collateral Agent           71
-------------------------------------------------


       ARTICLE X

     Miscellaneous

SECTION 10.01.       Notices................................................. 73
SECTION 10.02.       Survival of Agreement................................... 74
SECTION 10.03.       Binding Effect.......................................... 74
SECTION 10.04.       Successors and Assigns.................................. 74
SECTION 10.05.       Expenses; Indemnity..................................... 77
SECTION 10.06.       Right of Setoff......................................... 78
SECTION 10.07.       Applicable Law.......................................... 78
SECTION 10.08.       Waivers; Amendment...................................... 79
SECTION 10.09.       Interest Rate Limitation................................ 79
SECTION 10.10.       Entire Agreement........................................ 79
SECTION 10.11.       Waiver of Jury Trial.................................... 80
SECTION 10.12.       Severability............................................ 80
SECTION 10.13.       Counterparts............................................ 80
SECTION 10.14.       Headings................................................ 80
SECTION 10.15.       Jurisdiction; Consent to Service of Process............. 80
SECTION 10.16.       Confidentiality......................................... 81
SECTION 10.17.       Rights of Existing Lenders.............................. 81
SECTION 10.18.       Designated Senior Indebtedness.......................... 82

--------------------------------------------------------------------------------

SCHEDULES

Schedule 1.01(a)  Powerscreen Offer Conditions Precedent
Schedule 1.01(b)  Subsidiary Guarantors
Schedule 1.01(c)  Mortgaged Properties
Schedule 1.01(d)  Mortgages
Schedule 2.01     Lenders; Commitments
Schedule 3.08     Subsidiaries
Schedule 3.09     Litigation
Schedule 3.18     Insurance
Schedule 3.19     Cedarapids Mortgage Filing Locations
Schedule 3.20(a)  Owned Real Property
Schedule 3.20(b)  Leased Real Property
Schedule 3.24(a)  Powerscreen Press Release
Schedule 3.24(b)  Powerscreen Offer Document
Schedule 4.01(a)  Local Counsel



EXHIBITS

Exhibit A       Form of Administrative Questionnaire
Exhibit B       Form of Assignment and Acceptance
Exhibit C       Form of Borrowing Request
Exhibit D-1     Form of Opinion of General Counsel
Exhibit D-2     Form of Opinion of Local Counsel

                                            TRANCHE C CREDIT  AGREEMENT dated as
                                    of July 2, 1999, as amended and restated as of August 23, 1999 (this "Agreement"), among TEREX CORPORATION, a Delaware corporation, the LENDERS party hereto and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland and acting through its New York branch, as administrative agent and collateral agent for the Lenders.


         Terex Corporation, a Delaware corporation (the "Borrower"), the Powerscreen Lenders (such term, and each other capitalized term used but not defined in this preamble, having the definition assigned to it in Article I) and CSFB are parties to a Tranche C Credit Agreement dated as of July 2, 1999, as amended and restated as of July 12, 1999, and as amended as of July 23, 1999 (the "Original Tranche C Credit Agreement"), pursuant to which the Powerscreen Lenders agreed to extend credit in the form of Powerscreen Loans to be made during the Powerscreen Availability Period in an aggregate principal amount not in excess of $325,000,000.

         The Borrower has informed the Lenders that it intends to acquire all of the outstanding capital stock of Cedarapids, Inc., an Iowa corporation ("Cedarapids"), from a subsidiary of Raytheon Company for aggregate consideration of approximately $170,000,000 in cash (the "Cedarapids Acquisition"). In connection with the Cedarapids Acquisition, the Borrower has requested (a) that the Original Tranche C Credit Agreement (including all exhibits and schedules thereto) be amended and restated in the form hereof and
(b) that the Cedarapids Lenders extend credit in the form of Cedarapids Loans to be made on the Effective Date in an aggregate principal amount not in excess of $125,000,000.

         The proceeds of the Loans will be used as follows:

                  (a) The proceeds of the Powerscreen  Loans will be contributed or advanced to Bidco and will be used by Bidco solely (a) to finance the acquisition of Powerscreen Shares (whether pursuant to the Powerscreen Offer, through open market purchases made in accordance with applicable law following the Unconditional Date or pursuant to the provisions of Section 428 et. seq. of the U.K. Companies Act of 1985),
         (b) to finance proposals to holders of options over Powerscreen Shares in accordance with Rule 15 of the City Code, (c) to repay existing net indebtedness of Powerscreen and (d) to pay related fees and expenses. To the extent not used pursuant to clauses (a) through (d) above, the proceeds of the Powerscreen Loans may be used by the Borrower for general corporate purposes as otherwise permitted herein; provided, however, that the proceeds from all Powerscreen Loans used for such general corporate purposes shall not exceed $50,000,000 in the aggregate.

                  (b) The proceeds of the Cedarapids Loans will be used solely to finance the purchase of the outstanding capital stock of Cedarapids and to pay related fees and expenses.

         The Powerscreen Lenders are willing to so amend and restate the Original Tranche C Credit Agreement (including all exhibits and schedules thereto), and the Cedarapids Lenders are willing to extend such additional credit in the form of Cedarapids Loans to the Borrower, in each case on the terms and subject to the conditions set forth herein.

         Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

         "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

         "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of
Article II.

         "Acquired Indebtedness" shall mean Indebtedness of a person or any of its subsidiaries (the "Acquired Person") (a) existing at the time such person becomes a Subsidiary of the Borrower or at the time it merges or consolidates with the Borrower or any of its Subsidiaries or (b) assumed in connection with the acquisition of assets from such person; provided in each case that (i) such Indebtedness was not created in contemplation of such acquisition, merger or consolidation and (ii) such acquisition, merger or consolidation is otherwise permitted under this Agreement.

         "Acquired Person" shall have the meaning assigned to such term in the definition of the term "Acquired Indebtedness".

         "Additional L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in dollars at such time, (b) the dollar equivalent of the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in any currency other than dollars at such time, (c) the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in dollars that have not yet been reimbursed at such time and (d) the dollar equivalent of the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in any currency other than dollars that have not yet been reimbursed at such time.

         "Additional L/C Facility" shall mean a credit facility, and any refinancing or replacement of such facility, entered into by the Borrower, one or more of the Subsidiary Borrowers and one or more Lenders or Existing Lenders that shall have as its sole purpose the issuance of letters of credit to be used by the Borrower and one or more of the Subsidiary Borrowers in the ordinary course of business and that shall require prompt reimbursement upon any funding of any such letter of credit.

         "Additional L/C Issuing Bank" shall mean any Lender or Existing Lender that shall issue Additional Letters of Credit pursuant to the Additional L/C Facility.

         "Additional Letter of Credit" shall mean each letter of credit issued pursuant to the Additional L/C Facility.

         "Additional Subordinated Notes" shall mean subordinated notes issued from time to time by the Borrower, or assumed in connection with a Permitted Acquisition; provided that (a) except in the case of Additional Subordinated Notes assumed in connection with a Permitted Acquisition, the Net Cash Proceeds thereof are used either (i) to finance one or more Permitted Acquisitions or
(ii) to prepay Loans in accordance with Section 2.13(c), (b) such subordinated notes do not require any scheduled payment of principal prior to a date that is 12 months after the Maturity Date and (c) the subordination provisions and other non-pricing terms and conditions of such subordinated notes are no less favorable to the Loan Parties and the Lenders than the analogous provisions of the Senior Subordinated Notes.

         "Administrative   Agent"   shall   mean   CSFB  in  its   capacity   as
administrative agent under this Agreement unless and until a successor agent is appointed pursuant to Article IX.

         "Adjusted LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the LIBO Rate in effect for such Interest Period multiplied by Statutory Reserves.

         "Administrative    Questionnaire"    shall   mean   an   Administrative
Questionnaire in the form of Exhibit A.

         "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

         "Agents" shall have the meaning assigned to such term in Article IX.

         "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of
(a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause
(b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Applicable Percentage" shall mean, for any day, with respect to any Eurocurrency Loan or ABR Loan, as the case may be, the applicable percentage set forth below under the caption "Eurocurrency Loan Spread" or "ABR Loan Spread", as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination; provided that, until the first day of the month immediately following the date that is 90 days after the Effective Date, the Applicable Percentage shall be deemed to be in Category 2:

--------------------------------------------------------------------------------

              Consolidated
             Leverage Ratio              Eurocurrency Loan       ABR Loan
                                              Spread              Spread
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Category 1

Greater than or equal to 5.25 to 1.00
                                                   3.50%              2.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Category 2

Greater than or equal to 4.50 to 1.00
 but less than 5.25 to 1.00                        3.25%              2.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Category 3

Less than 4.50 to 1.00                             3.00%                2.00%
--------------------------------------------------------------------------------


Except as provided for in the proviso to the preceding paragraph, each change in the Applicable Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans on the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) based upon the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

         "Approved Fund" shall have the meaning assigned to such term in Section 10.04(b).

         "Arrangement and Administrative Fees" shall have the meaning assigned to such term in Section 2.05(b).

         "Arrangers" shall mean Credit Suisse First Boston Corporation and Dresdner Kleinwort Benson.

         "Asset Sale" shall mean the sale, transfer or other disposition (by way of merger or otherwise and including by way of a Sale and Leaseback) by the Borrower or any Subsidiary to any person other than the Borrower or any Subsidiary Guarantor of (a) any capital stock of any Subsidiary (other than directors' qualifying shares) or (b) any other assets of the Borrower or any Subsidiary (other than inventory, excess, damaged, obsolete or worn out assets, scrap, Permitted Investments, accounts receivable and/or letters of credit supporting accounts receivable issued to the Borrower or any Subsidiary, in each case disposed of in the ordinary course of business and, in the case of accounts receivable, consistent with past practice); provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $1,000,000 shall be deemed not to be an "Asset Sale" for purposes of this Agreement; and provided, further, that, without limiting the generality of the foregoing and any rights that exist as a result thereof with respect to the sale of accounts receivable, the sale of Program Receivables pursuant to the Receivables Program shall be deemed not to be an "Asset Sale" for the purposes of this Agreement.

         "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

         "Bidco" shall mean New Terex Holdings UK Limited, a limited company incorporated under the laws of England and a wholly owned Subsidiary of the Borrower.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

         "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C.

         "Breakage  Event"  shall  have the  meaning  assigned  to such  term in
Section 2.16.

         "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Casualty" shall have the meaning assigned to such term in the Mortgages.

         "Casualty Proceeds" shall have the meaning assigned to such term in the Mortgages.

         "Cedarapids" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Cedarapids Acquisition" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Cedarapids Acquisition Documents" shall mean the Stock Purchase Agreement dated as of July 19, 1999, between Raytheon Engineers & Constructors International, Inc. and the Borrower, and any other agreement, instrument or other document to be entered into or delivered by, between or among such parties and any of their respective Affiliates in connection with the Cedarapids Acquisition, as each such agreement, instrument or document may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

         "Cedarapids Borrowing" shall mean a Borrowing comprised of Cedarapids Loans.

         "Cedarapids Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Cedarapids Loans hereunder as set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Cedarapids Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04.

         "Cedarapids   Companies"   shall  mean   Cedarapids  and  each  of  its
subsidiaries.

         "Cedarapids Fee Letter" shall mean the Fee Letter dated as of August 3, 1999, between the Borrower and CSFB.

         "Cedarapids Lenders" shall mean the Lenders holding Cedarapids Loans or having Cedarapids Commitments.

         "Cedarapids Loan Repayment Date" shall have the meaning assigned to such term in Section 2.11(b).

         "Cedarapids Loans" shall mean the loans made by the Lenders to the Borrower pursuant to clause (b) of Section 2.01.

         "Cedarapids Mortgages" shall mean the Mortgages on the properties owned or leased by the Cedarapids Companies.

         A "Change in Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Effective Date) shall own directly or indirectly, beneficially or of record, shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Borrower, nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to the Borrower or any of its Subsidiaries shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an outstanding principal amount in excess of $5,000,000 to which the Borrower or any of its Subsidiaries is a party; or (d) any person or group shall otherwise directly or indirectly Control the Borrower.

         "Charges"  shall  have the  meaning  assigned  to such term in  Section
10.09.

         "City Code" shall mean The City Code on Takeovers and Mergers (U.K.).

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.

         "Collateral Agent" shall mean CSFB in its capacity as collateral agent under this Agreement unless and until a successor agent is appointed pursuant to
Article IX.

         "Commitment" shall mean, with respect to any Lender, such Lender's Powerscreen Commitment and Cedarapids Commitment.

         "Commitment  Fees"  shall  have the  meaning  assigned  to such term in
Section 2.05(a).

         "Condemnation" shall have the meaning assigned to such term in the Mortgages .

         "Condemnation Proceeds" shall have the meaning assigned to such term in the Mortgages.

         "Confidential   Information  Memoranda"  shall  mean  the  Confidential
Information Memorandum of the Borrower dated June 1999 and the Confidential Information Memorandum of the Borrower dated August 1999.

         "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower or any of its Subsidiaries during such period that, in accordance with GAAP, are or should be included in "additions to property, plant and equipment" or similar items reflected in the consolidated statement of cash flows of the Borrower and the Subsidiaries for such period (including the amount of assets leased by incurring any Capital Lease Obligation); provided that expenditures for Permitted Acquisitions shall not constitute Consolidated Capital Expenditures.

         "Consolidated Current Assets" shall mean, as of any date of determination, the total assets that would properly be classified as current assets (other than cash and cash equivalents) of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Current Liabilities" shall mean, as of any date of determination, the total liabilities (other than, without duplication, (a) the current portion of long-term Indebtedness and (b) outstanding Existing Revolver Loans) that would properly be classified as current liabilities of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income for such period, the sum of
(a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income and franchise tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period, (e) all non-recurring non-cash charges during such period and (f) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with FASB No. 52, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, (i) all non-recurring non-cash gains during such period and (ii) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with FASB No. 52, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP.

         "Consolidated Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) the sum, without duplication, of (i) Consolidated Interest Expense for such period; (ii) income or franchise taxes paid in cash during such period; (iii) scheduled and voluntary payments of principal with respect to all Indebtedness (including the principal portion of Capital Lease Obligations but excluding payments for inventory to be sold in the ordinary course of business) of the Borrower and its Subsidiaries on a consolidated basis during such period (other than repayments of Indebtedness with the proceeds of other Indebtedness permitted to be incurred hereunder or equity); (iv) payments permitted pursuant to Section 6.06 made in cash during such period; and (v) Consolidated Capital Expenditures made in cash during such period.

         "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "Consolidated  Interest  Expense" of the Borrower and its  Subsidiaries
shall  mean,  for  any  period,   interest  expense  of  the  Borrower  and  its
Subsidiaries for such period, net of interest income, included in the determination of Consolidated Net Income. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its Subsidiaries under Interest Rate Protection Agreements. Notwithstanding that the Receivables Program does not constitute Indebtedness under GAAP, for the purposes of calculating Consolidated Interest Expense under this Agreement, Consolidated Interest Expense shall also include, for any period, any fees, discounts, premiums, expenses or similar amounts (other than legal fees and expenses) incurred, without duplication, by Terex or any of its Subsidiaries in connection with the Receivables Program for such period, including, without limitation, purchase discounts (net of any loss reserves), purchase premiums, operating expense fees, structuring fees, collection agent fees, unutilized purchase limit fees and other similar fees and expenses.

         "Consolidated Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Total Debt on such date to (b) the sum of (i) Consolidated EBITDA for the most recent period of four consecutive fiscal quarters ended on or prior to such date and (ii) the Pro Forma Acquisition EBITDA of all Acquired Persons acquired during such period of four consecutive fiscal quarters. For purposes of calculating the Consolidated Leverage Ratio as of any date, if any portion of the Total Debt outstanding on such date is denominated in a currency other than dollars, then the portion, if any, of Consolidated EBITDA or Pro Forma Acquisition EBITDA during the period of four consecutive fiscal quarters ending on or prior to such date and denominated in any such other currency shall be translated to dollars using the same exchange rate as is used to translate such portion of the Total Debt denominated in such other currency.

         "Consolidated Net Income" shall mean, for any period, the sum of net income (or loss) for such period of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or loss) of any person accrued prior to the date it became a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or such person's assets are acquired by the Borrower or any of its Subsidiaries; (b) non-recurring gains (or losses) during such period; (c) extraordinary gains (or losses), as defined under GAAP during such period; and (d) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to the Subsidiary.

         "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

         "CSFB" shall mean Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch.

         "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

         "dollars" or "$" shall mean lawful money of the United States of America.

         "Domestic Subsidiaries" shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

         "Effective Date" shall mean the date that Cedarapids becomes a wholly owned Subsidiary of the Borrower.

         "Engagement Letter" shall mean the Engagement Letter dated June 11, 1999, among the Borrower and the Arrangers.

         "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

         "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases), (b) exposure to any Hazardous Material,
(c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

         "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sections9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Sections1251 et seq., the Clean Air Act of 1970, as amended 42 U.S.C. Sections7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Sections2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Sections651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Sections300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections5101 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated under any of the foregoing.

         "Environmental Permit" shall mean any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

     "Equity Issuance" shall mean any issuance or sale by the Borrower or any Subsidiary of any shares of capital stock or other equity securities of any such person or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such securities or such convertible or exchangeable obligations, except in each case for (a) any issuance or sale to the Borrower or any Subsidiary, (b) any issuance of directors' qualifying shares, (c) sales or issuances of common stock to management or employees of the Borrower or any Subsidiary under any employee stock option plan, stock purchase plan, retirement plan, deferred compensation plan or other employee benefit plan in existence from time to time to the extent that (i) the proceeds from all sales and issuances described in this clause (c) shall not exceed in the aggregate $1,000,000 in any fiscal year of the Borrower and (ii) the shares of common stock issued pursuant to this clause (c) shall not exceed 10% of the common stock of the Borrower or such Subsidiary, as applicable.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA  Event"  shall mean (a) any  "reportable  event",  as defined in
Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Borrower or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable;
(i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Borrower; and
(j) any Foreign Benefit Event.

         "Eurocurrency   Borrowing"   shall  mean  a  Borrowing   comprised   of
Eurocurrency Loans.

         "Eurocurrency Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

         "Event of  Default"  shall have the  meaning  assigned  to such term in
Section 8.01.

         "Excess Cash Flow" shall mean, for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) extraordinary or non-recurring cash receipts of the Borrower and its Subsidiaries, if any, during such fiscal year and not included in Consolidated EBITDA and (iii) reductions to non-cash working capital of the Borrower and its Subsidiaries for such fiscal year (i.e., the decrease, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such fiscal year), over (b) the sum, without duplication, of (i) the amount of any cash income taxes payable by the Borrower and its Subsidiaries with respect to such fiscal year, (ii) cash interest paid by the Borrower and its Subsidiaries during such fiscal year, (iii) Consolidated Capital Expenditures committed or made in cash in accordance with Section 6.10 during such fiscal year (and not deducted from Excess Cash Flow in any prior year), (iv) scheduled principal repayments of Indebtedness made by the Borrower and its Subsidiaries during such fiscal year, (v) optional and mandatory prepayments of the principal of the Loans and the Existing Term Loans and reductions of revolving credit commitments under the Existing Credit Agreement during such fiscal year, but only to the extent that such prepayments and reductions do not occur in connection with a refinancing of all or any portion of the Loans or Existing Loans, (vi) extraordinary or non-recurring expenses and losses to the extent paid in cash by the Borrower and its Subsidiaries, if any, during such fiscal year and not included in Consolidated EBITDA and (vii) additions to non-cash working capital for such fiscal year (i.e., the increase, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such Fiscal Year); provided that, to the extent otherwise included therein, the Net Cash Proceeds of Asset Sales and Equity Issuances shall be excluded from the calculation of Excess Cash Flow.

         "Existing Credit Agreement" shall mean the Credit Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiary Borrowers, the Existing Lenders, the issuing banks party thereto and CSFB, as administrative agent and collateral agent for such lenders and issuing banks, as amended, supplemented or otherwise modified from time to time.

         "Existing Lenders" shall mean the lenders from time to time party to the Existing Credit Agreement.

         "Existing Loans" shall mean the Existing Term Loans and the Existing Revolver Loans.

         "Existing Revolver Loans" shall mean the Revolving Loans, the A/C Fronted Loans and the Swingline Loans as such terms are defined in the Existing Credit Agreement.

         "Existing Term Loans" shall mean the Term Loans as such term is defined in the Existing Credit Agreement.

         "Existing Tranche A Term Loans" shall mean the Tranche A Term Loans as such term is defined in the Existing Credit Agreement.

         "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

         "Fees"  shall  mean  the  Commitment   Fees  and  the  Arrangement  and
Administrative Fees.

         "Financial Officer" of any corporation shall mean the chief financial officer, a Vice President-Finance, principal accounting officer, Treasurer or Controller of such corporation.

         "Finsub" shall mean a bankruptcy-remote corporation that is a wholly owned Subsidiary of the Borrower organized solely for the purpose of engaging in the Receivables Program.

         "Floor Plan Guarantees" shall mean Guarantees (including but not limited to repurchase or remarketing obligations) by the Borrower or a Subsidiary incurred in the ordinary course of business consistent with past practice of Indebtedness incurred by a franchise dealer, or other purchaser or lessor, for the purchase of inventory manufactured or sold by the Borrower or a Subsidiary, the proceeds of which Indebtedness is used solely to pay the purchase price of such inventory to such franchise dealer or other purchaser or lessor and any related reasonable fees and expenses (including financing fees); provided, however, that (a) to the extent commercially practicable, the Indebtedness so Guaranteed is secured by a perfected first priority Lien on such inventory in favor of the holder of such Indebtedness and (b) if the Borrower or such Subsidiary is required to make payment with respect to such Guarantee, the Borrower or such Subsidiary will have the right to receive either (i) title to such inventory, (ii) a valid assignment of a perfected first priority Lien in such inventory or (iii) the net proceeds of any resale of such inventory.

         "Foreign Benefit Event" shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension
Plan and (d) the incurrence of any liability in excess of $5,000,000 (or the dollar equivalent thereof in another currency) by the Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by the Borrower or any of its Subsidiaries, or the imposition on the Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000 (or the dollar equivalent thereof in another currency).

         "Foreign Pension Plan" shall mean any benefit plan which under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

         "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "GAAP" shall mean generally accepted accounting principles in effect in the United States applied on a consistent basis.

         "Governmental Authority" shall mean the government of the United States of America, the United Kingdom, Germany, France, Italy, Australia, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Granting  Lender"  shall  have the  meaning  assigned  to such term in
Section 10.04(j).

         "Group" shall have the meaning assigned to such term in Section 7.02.

         "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business and (ii) Floor Plan Guarantees except to the extent that they appear as debt on the Borrower's balance sheet.

         "Guarantee Agreements" shall mean the Subsidiary Guarantee Agreement and the Terex Guarantee Agreement.

         "Hazardous Materials" shall mean all explosive or radioactive materials, substances or wastes, hazardous or toxic materials, substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" shall mean any Interest Rate Protection Agreement or any foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement not entered into for speculation.

         "Inactive Subsidiary" shall mean each Subsidiary of the Borrower listed on Schedule 1.01(f) of the Existing Credit Agreement, other than Bidco, until such time as such Subsidiary shall become a Subsidiary Guarantor.

         "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business),
(f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, to the extent such Indebtedness is recourse to such person either expressly or by operation of law. Notwithstanding that the Receivables Program does not constitute Indebtedness under GAAP, solely for the purposes of calculating Indebtedness under this Agreement, the Indebtedness of Finsub shall also include all consideration provided to Finsub by the purchaser of Program Receivables less any amounts collected (or deemed collected) with respect to such Program Receivables and accounted for as required by the Receivables Program Documentation (such amount being referred to in the Receivables Program Documentation as the "Investment").

         "Indemnitee" shall have the meaning assigned to such term in Section 10.05(b).

         "Indemnity, Subrogation and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent.

         "Information" shall have the meaning assigned to such term in Section 10.16.

         "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any prepayment of such Borrowing or conversion of such Borrowing to a Borrowing of a different Type.

         "Interest Period" shall mean (a) as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Maturity Date and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.10 or repaid or prepaid in accordance with Section
2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to, but excluding, the last day of such Interest Period.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect the Borrower or any Subsidiary against fluctuations in interest rates, and not entered into for speculation.

         "Irish Facilities" shall mean the credit facilities of Powerscreen.

         "Italian Facilities" shall mean the credit facilities of P.P.M. Sp.A. or any other Subsidiary located in Italy.

         "Lenders" shall mean (a) the financial  institutions listed on Schedule
2.01 (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance.

         "LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Borrowing Request) by reference to the British Bankers' Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

         "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Lire" and "Lit" shall mean lire in lawful currency of Italy.

         "Loan Documents" shall mean this Agreement,  the Guarantee  Agreements,
the  Security   Documents  and  the  Indemnity,   Subrogation  and  Contribution
Agreement.

         "Loan Parties" shall mean the Borrower and the Subsidiary Guarantors.

         "Loans" shall mean the Powerscreen Loans and the Cedarapids Loans. The Loans are the Tranche C Loans referred to in the Existing Credit Agreement.

         "Margin Stock" shall have the meaning assigned to such term in Regulation U.

         "Marks" and "DM" shall mean deutsche marks in lawful currency of Germany.

         "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (b) material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

         "Maturity Date" shall mean March 6, 2006.

         "Maximum Rate" shall have the meaning assigned to such term in Section 10.09.

         "Mortgaged Properties" shall mean the owned real properties and leasehold and subleasehold interests specified on Schedule 1.01(c).

         "Mortgages" shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents listed on Schedule 1.01(d) or delivered pursuant to Section 5.11.

         "Multiemployer  Plan"  shall  mean a  multiemployer  plan as defined in
Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received and including all insurance settlements and condemnation awards in excess of $250,000 from any single event or series of related events), net of (i) transaction expenses (including reasonable broker's fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and the Borrower's good faith estimate of income taxes paid or payable in connection with the receipt of such cash proceeds), (ii) amounts provided as a reserve, in accordance with GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) in the case of insurance settlements and condemnation awards, amounts previously paid by the Borrower and its Subsidiaries to replace or restore the affected property, and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, with respect to the proceeds of any Asset Sale or series of related Asset Sales in an amount of less than or equal to $50,000,000 in the aggregate, if (A) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower's intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Subsidiaries within 300 days of receipt of such proceeds and (B) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 300-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds, and (b) with respect to any Equity Issuance or any other issuance or disposition of Indebtedness, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses (including reasonable broker's fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, and underwriter's discounts and commissions) incurred in connection therewith.

         "Non-US Lender" shall have the meaning assigned to such term in Section 2.20.

         "Obligations" shall mean all obligations defined as "Obligations" in any of the Guarantee Agreements and the Security Documents and shall include, in addition to the obligations described therein, the following: (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans by the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower or any subsidiary borrower under the Additional L/C Facility in respect of any Additional Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any subsidiary borrower to the Secured Parties under this Agreement and/or the Additional L/C Facility, (b) the due and punctual performance of (i) all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to this Agreement and (ii) all covenants, agreements, obligations and liabilities of the Borrower or any subsidiary borrower under or pursuant to the Additional L/C Facility and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Loan Party under or pursuant to any Loan Document.

         "Original Tranche C Credit Agreement" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Other Taxes" shall have the meaning assigned to such term in Section 2.20.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

         "Permitted Acquisitions" shall mean acquisitions (in a single transaction or a series of related transactions) of not less than 100% (other than directors' qualifying shares) of the outstanding capital stock or other equity interests of any corporation, partnership, a division of any corporation or any similar business unit (or of all or substantially all the assets and business of any of the foregoing) engaged in a Related Business so long as (a) in the case of each such acquisition of capital stock or other equity interests, such acquisition was not preceded by an unsolicited tender offer for such capital stock or other equity interests by the Borrower or any of its Affiliates, (b) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, and (c) either (i) the total consideration with respect to such acquisition shall not exceed $2,500,000, (ii) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, the Pro Forma Acquisition EBITDA of the entity acquired pursuant to such acquisition shall not exceed 25% of the sum of such Pro Forma Acquisition EBITDA plus Consolidated EBITDA, in each case for the period of four fiscal quarters ended on the last day of the most recent fiscal quarter ended prior to the date of such acquisition or (iii)
(A) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, the ratio of (1) the Total Debt of the Borrower and its Subsidiaries on the date of such acquisition (including all Indebtedness incurred in connection with or resulting from such acquisition that would constitute Total Debt) to (2) the sum of (x) Pro Forma Acquisition EBITDA of the entity acquired pursuant to such acquisition, (y) Pro Forma Acquisition EBITDA for all other Acquired Persons acquired during the period of four consecutive fiscal quarters most recently ended prior to the date of such acquisition and
(z) Consolidated EBITDA, in each case for the period of four fiscal quarters most recently ended prior to the date of such acquisition, shall be at least
0.15 to 1.00 less than the  Consolidated  Leverage  Ratio  required  pursuant to
Section 6.11 on such date and (B) such corporation, partnership, division, business or assets, as applicable, are located in the United States (or the principal place of business with respect thereto and substantially all of the applicable assets are located in the United States) or in any country included on Schedule 1.01(e) to the Existing Credit Agreement or on a list approved by the Required Lenders prior to the date of such acquisition. For purposes of determining compliance with clause (c)(i) above, the principal amount of Indebtedness assumed in connection with an acquisition shall be included in calculating the consideration therefor.

         "Permitted Investments" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Service or from Moody's Investors Service, Inc.;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or (ii) a commercial banking institution organized and located in a country recognized by the United States of America, in each case that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the dollar equivalent thereof in another currency);

                  (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (c) above;

                  (e)   investments   in  money   market   funds  which   invest
         substantially all their assets in securities of the types described in clauses (a) through (d) above; and

                  (f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management not exceeding $1,000,000 in aggregate principal amount outstanding at any time.

         "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, other business entity or government, or any agency or political subdivision thereof.

         "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreement" shall mean the Pledge Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

         "Powerscreen" shall mean Powerscreen International plc, a public limited company incorporated under the laws of England.

         "Powerscreen Acquisition" shall mean the acquisition of the Powerscreen Shares by Bidco pursuant to the Powerscreen Offer.

         "Powerscreen Availability Period" shall mean the period from and including the July 2, 1999, to and including the Powerscreen Commitment Termination Date.

         "Powerscreen Borrowing" shall mean a Borrowing comprised of Powerscreen Loans.

         "Powerscreen Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Powerscreen Loans hereunder as set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Powerscreen Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04.

         "Powerscreen Commitment Termination Date" shall mean the earlier of (a) January 11, 2000, and (b) the date that is 116 days after the first date on which Bidco acquires 90% of the outstanding Powerscreen Shares to which the Powerscreen Offer relates; provided, however, that, notwithstanding the foregoing, the Powerscreen Commitment Termination Date shall be the date that is 60 days after the first date on which Bidco acquires 90% of the outstanding Powerscreen Shares to which the Powerscreen Offer relates if Bidco has not commenced procedures under Section 428 et. seq. of the Companies Act of 1985 by such date.

         "Powerscreen Lenders" shall mean the Lenders holding Powerscreen Loans or having Powerscreen Commitments.

         "Powerscreen Loan Repayment Date" shall have the meaning assigned to such term in Section 2.11(a).

         "Powerscreen Loans" shall mean the loans made by the Lenders to the Borrower pursuant to clause (a) of Section 2.01.

         "Powerscreen Offer" shall mean the recommended cash offer detailed in the Powerscreen Offer Document.

         "Powerscreen Offer Conditions Precedent" shall mean the conditions listed on Schedule 1.01(a).

         "Powerscreen Offer Document" shall have the meaning assigned to such term in Section 3.24.

         "Powerscreen Offer Termination Date" shall mean the earliest date (as notified by the Borrower to the Administrative Agent in writing) on which all of the following have occurred: (a) all payments in respect of Powerscreen Shares or of any proposals to holders of options over Powerscreen Shares in accordance with Rule 15 of the City Code in the Powerscreen Offer have been made in full;
(b) no further such acceptances are possible; and (c) all procedures pursuant to
Section 428 et seq. of the U.K. Companies Act 1985 that are capable of being implemented have been completed and all payments pursuant thereto to the shareholders of Powerscreen have been made in full.

         "Powerscreen Press Release" shall mean the U.K. press release of the Borrower, dated as of June 15, 1999, attached hereto as Schedule 3.24(a).

         "Powerscreen Shares" shall mean the outstanding share capital of Powerscreen.

         "Prime Rate" shall have the meaning assigned to such term in the definition of the term "Alternate Base Rate".

         "Pro Forma Acquisition EBITDA" shall mean with respect to any entity or business unit acquired or to be acquired in a Permitted Acquisition, the amount of Consolidated EBITDA of such entity or business unit (as if such entity or business unit were the Borrower) determined by the Borrower and acceptable to the Administrative Agent in its reasonable discretion, based upon and derived from financial information delivered to the Administrative Agent prior to consummation of such Permitted Acquisition for the four-quarter period ending on the last day of the immediately preceding fiscal quarter of such entity or business unit for which such financial information for such entity or business unit has been delivered to the Administrative Agent, adjusted by the estimated amount of non-recurring revenues and expenditures with respect to the business of such entity or business unit, as calculated by the Borrower and acceptable to the Administrative Agent in its reasonable discretion. On each subsequent determination date occurring within one year after the consummation of a Permitted Acquisition, the entity's Pro Forma Acquisition EBITDA shall include the Pro Forma Acquisition EBITDA only for those fiscal quarters in the trailing four-quarter period occurring prior to the closing of such Permitted Acquisition.

         "Program Receivables" shall mean all trade receivables and related contract rights originated and owned by the Borrower or any Subsidiary (other than an Inactive Subsidiary) and sold pursuant to the Receivables Program.

         "Purchase Money Indebtedness" shall mean any Indebtedness of a person to any seller or other person incurred to finance the acquisition (including in the case of a Capital Lease Obligation, the lease) of any after acquired real or personal tangible property or assets related to the business of the Borrower or the Subsidiaries and which is incurred substantially concurrently with such acquisition and is secured only by the assets so financed.

         "Receivables Program" shall mean, collectively, (a) the sale of, or transfer of interests in, Program Receivables to Finsub in exchange for consideration equal to the fair market value of such Program Receivables (i.e., a "true sale") (provided that not less than 95% of such consideration shall be in the form of cash) and (b) the sale of, or transfer of interests in, such Program Receivables by Finsub to special purpose trusts or corporations which are not Affiliates of the Borrower; provided, that all governing terms and conditions (including, without limitation, any terms or conditions providing for recourse to the Borrower or any of its Subsidiaries (other than Finsub)) of the Receivables Program shall be subject to the prior written approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed.

         "Receivables Program Documentation" shall mean all written agreements that may from time to time be entered into by the Borrower, any Subsidiary (other than an Inactive Subsidiary) and/or Finsub in connection with any Receivables Program, as such agreements may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.

         "Refinancing Indebtedness" shall have the meaning assigned to such term in Section 6.01(n).

         "Register" shall have the meaning given such term in Section 10.04(d).

         "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Related Business" shall mean any business in the manufacture or sale of capital goods or parts or services, or otherwise reasonably related, ancillary or complementary to the businesses of the Borrower and the Subsidiaries on the Effective Date.

         "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

         "Remedial Action" shall mean (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or
(ii) above.

         "Repayment Date" shall mean any date that is a Powerscreen Loan Repayment Date or a Cedarapids Loan Repayment Date.

         "Required Lenders" shall mean, at any time, Lenders having Loans and unused Commitments representing at least 51% of the sum of all Loans outstanding and unused Commitments at such time; provided that so long as at least one of the Lenders is not an Affiliate of CSFB, the Required Lenders must include at least one Lender other than CSFB and its Affiliates.

         "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

         "Sale and Leaseback" shall have the meaning set forth in Section 6.03.

         "Secured Parties" shall have the meaning assigned to such term in the Security Agreement and shall also include the Lenders and the Additional L/C Issuing Banks.

         "Security Agreement" shall mean the Security Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

         "Security Documents" shall mean the Mortgages, the Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11.

         "Senior Subordinated Notes" shall mean (a) the Borrower's 8-7/8% Senior Subordinated Notes due 2008 issued under an indenture dated March 31, 1998, among the Borrower, the guarantors named therein and the United States Trust Company of New York, as trustee, and (b) the Borrower's 8-7/8% Series C and Series D Senior Subordinated Notes due 2008 issued under an indenture dated March 9, 1999, among the Borrower, the guarantors named therein and the United States Trust Company of New York, as trustee, in each case as amended from time to time in accordance with the provisions thereof and this Agreement.

         "Significant Subsidiary" shall mean any subsidiary that would be a "Significant Subsidiary" within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission.

         "SPC" shall have the meaning assigned to such term in Section 10.04(j).

         "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority to which banks are subject for any category of deposits or liabilities customarily used to fund loans or by reference to which interest rates applicable to Loans are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board (and for purposes of Regulation D, Eurocurrency Loans denominated in dollars shall be deemed to constitute Eurocurrency Liabilities). Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Subsidiary" shall mean any subsidiary of the Borrower.

         "Subsidiary Borrowers" shall mean the Subsidiaries party to the Existing Credit Agreement as subsidiary borrowers.

         "Subsidiary Guarantee Agreement" shall mean the Guarantee Agreement, dated as of March 6, 1998, made by the Subsidiary Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties.

         "Subsidiary Guarantors" shall mean each person listed on Schedule 1.01(b) and each other person that becomes party to the Subsidiary Guarantee Agreement as a Guarantor, and the permitted successors and assigns of each such person.

         "Syndication Letter" shall mean the Syndication Letter dated July 2, 1999, among the Borrower and the Arrangers.

         "Takeover Panel" shall mean The Panel on Takeovers and Mergers (U.K.).

         "Taxes" shall have the meaning assigned to such term in Section 2.20.

         "Terex Guarantee Agreement" shall mean the Guarantee Agreement, dated as of March 6, 1998, made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Parties.

         "Total Debt" shall mean, as of any date of determination, without duplication, the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries outstanding as of such date, determined on a consolidated basis (other than Indebtedness of the type referred to in clause (j) of the definition of the term "Indebtedness", except to the extent of any unreimbursed drawings thereunder). For purposes of calculating the Consolidated Leverage Ratio on any date, the amount of Total Debt on such date shall be reduced by the amount, if any, that cash on the balance sheet of the Borrower and its consolidated Subsidiaries on such date exceeds $5,000,000.

         "Total Senior Secured Debt" shall mean, as of any date of determination, the sum of the aggregate principal amount of all (a) Loans outstanding as of such date, (b) Capital Lease Obligations of the Borrower and the Subsidiaries outstanding as of such date and (c) other Indebtedness of the Borrower and the Subsidiaries that is secured by any assets of the Borrower and the Subsidiaries.

         "Transactions" shall have the meaning assigned to such term in Section 3.02.

         "Transferee" shall have the meaning assigned to such term in Section 2.20.

         "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

         "Unconditional Date" shall mean July 27, 1999.

         "wholly owned Subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person; provided that each of Terex Cranes, Inc., P.P.M. Cranes, Inc., P.P.M. S.A., and any future wholly owned subsidiaries of any of the foregoing shall be deemed to be wholly owned Subsidiaries, in each case so long as the Borrower or one or more wholly owned Subsidiaries maintains a percentage ownership interest in such entity equal to or greater than such ownership interest (on a fully diluted basis) on the later of (a) the Effective Date or (b) the date such entity is incorporated or acquired by the Borrower or one or more wholly owned Subsidiaries.

         "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.


                                   ARTICLE II

                                   The Credits

         SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) to make Powerscreen Loans to the Borrower during the Powerscreen Availability Period in accordance with the terms hereof, in an aggregate principal amount not to exceed its Powerscreen Commitment and
(b) to make Cedarapids Loans to the Borrower on the Effective Date in accordance with the terms hereof, in an aggregate principal amount not to exceed its Cedarapids Commitment. Amounts paid or prepaid in respect of Loans may not be reborrowed.

         SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Powerscreen Commitment or Cedarapids Commitment, as applicable; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount that is
(i) an integral multiple of $100,000 and not less than $2,500,000 or (ii) equal to the remaining available balance of the applicable Commitments.

         (b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request pursuant to Section 2.03; provided that, unless the Borrower shall have provided an indemnification agreement reasonably satisfactory to the Administrative Agent, all Cedarapids Borrowings made on the Effective Date must be made as ABR Borrowings. Each Lender may at its option make any Eurocurrency Loan by causing any domestic or foreign branch of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 11:00 a.m., New York City time, and the Administrative Agent shall, promptly upon receipt thereof, credit the amounts so received to an account as designated by the Borrower, in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

         (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

         (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Interest Period with respect to any Eurocurrency Borrowing that would end after the Maturity Date.

         SECTION 2.03. Borrowing Procedure. In order to request a Borrowing, the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request (or telephone the Administrative Agent, promptly confirmed with a written and duly completed Borrowing Request) (a) in the case of a Eurocurrency Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request (including a telephonic Borrowing Request) shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing is to be a Eurocurrency Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; (v) if such Borrowing is to be a Eurocurrency Borrowing, the initial Interest Period with respect thereto; (vi) whether such Borrowing is a Powerscreen Borrowing or a Cedarapids Borrowing; and (vii) if such Borrowing is a Powerscreen Borrowing, whether it is subject to the conditions of Section 4.02 or 4.03; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurocurrency Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), of each Lender's portion of the requested Borrowing and the account to which Loans made in connection with the requested Borrowing are to be wired.

         SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Lender entitled thereto the principal amount of each Loan of such Lender as provided in Section 2.11.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

         (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Subsidiary Guarantor and each Lender's share thereof.

         (d) The entries made in the accounts  maintained pursuant to paragraphs
(b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

         (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive a promissory note payable to such Lender and its registered assigns, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 10.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

         SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the last day of March, June, September and December in each year, on the date of the initial Powerscreen Borrowing and on each date on which any Powerscreen Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to 0.50% per annum on the daily unused Powerscreen Commitment of such Lender during the preceding quarter (or other period commencing with the Effective Date or ending on the date of the initial Powerscreen Borrowing or the date on which the Powerscreen Commitment of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Effective Date and shall cease to accrue on the date on which the Powerscreen Commitment of such Lender shall expire or be terminated as provided herein; provided, however, that no Commitment Fee shall be due and payable until the occurrence of the initial Powerscreen Borrowing.

         (b) The Borrower agrees to pay to the Arrangers and the Administrative Agent the fees set forth in the Syndication Letter, the Engagement Letter and the Cedarapids Fee Letter at the times and in the amounts specified therein (the "Arrangement and Administrative Fees").

         (c) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders and the Arrangers. Once paid, none of the Fees shall be refundable under any circumstances.

         SECTION  2.06.  Interest  on Loans.  (a) Subject to the  provisions  of
Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the sum of (i) the Alternate Base Rate and (ii) the Applicable Percentage for such Loans in effect from time to time.

         (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the sum of (i) the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing and (ii) the Applicable Percentage for such Loans in effect from time to time.

         (c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to, but excluding, the date of actual payment (after as well as before judgment) (a) in the case of the Loans, at the rate that would otherwise be applicable thereto pursuant to Section 2.06 plus 2.00% and (b) in the case of any interest payable on any Loan or any Commitment Fee or other amount payable hereunder, at a rate per annum equal to the rate applicable to ABR Loans plus 2.00%.

         SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing the Administrative Agent shall have determined that (a) deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or
(b) the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurocurrency Loan during such Interest Period, or (c) reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice explaining such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurocurrency Borrowing pursuant to
Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

         SECTION 2.09. Termination and Reduction of Commitments. (a) The Powerscreen Commitments shall automatically be reduced on the date of each Powerscreen Borrowing by an amount equal to the aggregate principal amount of Powerscreen Loans so borrowed, and any remaining unused Powerscreen Commitments shall automatically terminate at 5:00 p.m., New York City time, on the last day of the Powerscreen Availability Period. The Cedarapids Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Effective Date.

         (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Powerscreen Commitments; provided, however, that each partial reduction of the Powerscreen Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $10,000,000.

         SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 1:00 p.m., New York City time, one Business Day prior to conversion, to convert any Eurocurrency Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurocurrency Borrowing or to continue any Eurocurrency Borrowing as a Eurocurrency Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurocurrency Borrowing to another permissible Interest Period, subject in each case to the following:

                  (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

                  (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount of Borrowings of the relevant Type;

                  (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurocurrency Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                  (iv) if any Eurocurrency Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

                  (v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Borrowing;

                  (vi) any portion of a Eurocurrency Borrowing that cannot be converted into or continued as a Eurocurrency Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

                  (vii) no Interest Period may be selected for any Eurocurrency Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurocurrency Borrowings with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Borrowings would not be at least equal to the principal amount of Borrowings to be paid on such Repayment Date; and

                  (viii) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default,
         (A) no outstanding Borrowing may be converted into, or continued as, a Eurocurrency Borrowing and (B) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurocurrency Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurocurrency Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

         SECTION 2.11. Repayment of Borrowings. (a) The Borrower shall pay to the Administrative Agent, for the account of the Powerscreen Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Powerscreen Loan Repayment Date"), a principal amount of the Powerscreen Loans (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e)) equal to the percentage set forth below opposite such date multiplied by the aggregate principal amount of all Powerscreen Loans made to the Borrower hereunder and outstanding on the Powerscreen Commitment Termination Date, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment:

                   Date                                          Percentage
                   ----                                          ----------
                   March 31, 2000                                0.25%
                   June 30, 2000                                 0.25%
                   September 30, 2000                            0.25%
                   December 31, 2000                             0.25%
                   March 31, 2001                                0.25%
                   June 30, 2001                                 0.25%
                   September 30, 2001                            0.25%
                   December 31, 2001                             0.25%
                   March 31, 2002                                0.25%
                   June 30, 2002                                 0.25%
                   September 30, 2002                            0.25%
                   December 31, 2002                             0.25%
                   March 31, 2003                                0.25%
                   June 30, 2003                                 0.25%
                   September 30, 2003                            0.25%
                   December 31, 2003                             0.25%
                   March 31, 2004                                0.25%
                   June 30, 2004                                 0.25%
                   September 30, 2004                            0.25%
                   December 31, 2004                             0.25%
                   March 31, 2005                                0.25%
                   June 30, 2005                                 23.6875%
                   September 30, 2005                            23.6875%
                   December 31, 2005                             23.6875%
                   Maturity Date                                 23.6875%

         (b) The Borrower shall pay to the Administrative Agent, for the account of the Cedarapids Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Cedarapids Loan Repayment Date"), a principal amount of the Cedarapids Loans (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e)) equal to the percentage set forth below opposite such date multiplied by the aggregate principal amount of all Cedarapids Loans made to the Borrower hereunder on the Effective Date, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment:

                   Date                                          Percentage
                   ----                                          ----------
                   March 31, 2000                                0.25%
                   June 30, 2000                                 0.25%
                   September 30, 2000                            0.25%
                   December 31, 2000                             0.25%
                   March 31, 2001                                0.25%
                   June 30, 2001                                 0.25%
                   September 30, 2001                            0.25%
                   December 31, 2001                             0.25%
                   March 31, 2002                                0.25%
                   June 30, 2002                                 0.25%
                   September 30, 2002                            0.25%
                   December 31, 2002                             0.25%
                   March 31, 2003                                0.25%
                   June 30, 2003                                 0.25%
                   September 30, 2003                            0.25%
                   December 31, 2003                             0.25%
                   March 31, 2004                                0.25%
                   June 30, 2004                                 0.25%
                   September 30, 2004                            0.25%
                   December 31, 2004                             0.25%
                   March 31, 2005                                0.25%
                   June 30, 2005                                 23.6875%
                   September 30, 2005                            23.6875%
                   December 31, 2005                             23.6875%
                   Maturity Date                                 23.6875%

         (c) To the extent not previously paid, all Loans shall be due and payable on the Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of payment.

         (d) All  repayments  pursuant to this  Section 2.11 shall be subject to
Section 2.16, but shall otherwise be without premium or penalty.

         SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent (i) in the case of a prepayment of a Eurocurrency Borrowing, given before 12:00 (noon), New York City time, three Business Days before such prepayment and (ii) in the case of a prepayment of ABR Loans, given before 1:00 p.m. local time, one Business Day before such prepayment; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $100,000 and not less than $2,500,000.

         (b) Optional prepayments of Loans shall be allocated against the then-outstanding Powerscreen Loans and Cedarapids Loans pro rata, and such prepayments shall be applied (i) first, against the remaining scheduled installments of principal due in respect of the Powerscreen Loans and Cedarapids Loans under Sections 2.11(a) and (b), respectively, in the next twelve months in the order of maturity and (ii) second, pro rata against such remaining scheduled installments of principal.

         (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section
2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

         SECTION 2.13. Mandatory Prepayments. (a) Not later than the third Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale (other than (i) any Asset Sale the Net Cash Proceeds of which are not greater than $250,000 from any single event or series of related events and (ii) Asset Sales the aggregate Net Cash Proceeds of which are not greater than $10,000,000 in any fiscal year of the Borrower), the outstanding Loans shall be prepaid in accordance with Section 2.13(e) in an aggregate principal amount equal to 100% of such Net Cash Proceeds.

         (b) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower and (ii) the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04(a), outstanding Loans shall be prepaid in accordance with Section 2.13(e) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended; provided, however, that no such prepayment shall be required if the Consolidated Leverage Ratio as of the end of such fiscal year shall be less than
3.85 to 1.00.

         (c) In the event that the Borrower or any Subsidiary shall receive Net Cash Proceeds from (i) the issuance of any Additional Subordinated Notes or (ii) the issuance or incurrence of any other Indebtedness for money borrowed (other than Indebtedness for money borrowed permitted pursuant to Section 6.01), then, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds, 100% of such Net Cash Proceeds shall be used (i) to fund the consideration for a Permitted Acquisition, (ii) to prepay outstanding Loans in accordance with Section 2.13(e), and/or (iii) to prepay outstanding revolving loans under the Existing Credit Agreement, without reducing the commitments to provide such revolving loans, in an aggregate principal amount equal to 100% of such Net Cash Proceeds.

         (d) In the event that there shall occur any Casualty or Condemnation and, pursuant to the applicable Mortgage, the Casualty Proceeds or Condemnation Proceeds, as the case may be, are required to be used to prepay the Loans, then the outstanding Loans shall be prepaid in accordance with Section 2.13(e) in an aggregate principal amount equal to 100% of such Casualty Proceeds or Condemnation Proceeds, as the case may be.

         (e) Subject to paragraph (h) below, each prepayment of outstanding Loans required to be made pursuant to any paragraph of this Section 2.13 shall be made by the Borrower pro rata among the then-outstanding Powerscreen Loans and Cedarapids Loans, and shall be applied (i) first against the remaining scheduled installments of principal due in respect of Powerscreen Loans and Cedarapids Loans under Sections 2.11(a) and (b), respectively, in the next twelve months in the order of maturity and (ii) second, pro rata against such remaining scheduled installments of principal.

         (f) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three Business Days' prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

         (g) To the extent possible consistent with Section 2.13(e), amounts to be applied pursuant to this Section 2.13 to the prepayment of Loans shall be applied first to prepay outstanding ABR Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurocurrency Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account to prepay Eurocurrency Loans on the last day of the applicable Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Loans have been prepaid or until all the allocable cash on deposit with respect to the Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph
(g).  The  Administrative  Agent will,  at the request of the  Borrower,  invest amounts on deposit in the Prepayment Account in Permitted Investments that mature prior to the last day of the applicable Interest Periods of the Eurocurrency Borrowings to be prepaid; provided, however, that (i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurocurrency Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments (which shall be for the account of the Borrower, to the extent not necessary for the prepayment of Eurocurrency Loans in accordance with this Section 2.13), the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Section 8.02, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Secured Parties, a security interest in its Prepayment Account to secure the Obligations. This paragraph (g) shall not be construed to alter the application required by Section 2.13(e).

         (h) Any Lender may elect, by notice to the Administrative Agent in writing (or by telephone or telecopy promptly confirmed in writing) prior to 12:00 (noon), New York City time, at least three Business Days prior to any prepayment of Loans required to be made by the Borrower for the account of such Lender pursuant to this Section 2.13, to cause all or a portion of such prepayment to be applied instead to prepay Tranche A Term Loans in accordance with the Existing Credit Agreement.

         SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurocurrency Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender shall have determined that the adoption after the Effective Date of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the Effective Date in any such law, rule, regulation, agreement or guideline (whether such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

         (d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's right to demand such compensation. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed.

         SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if, after the Effective Date, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the Borrower and to the Administrative Agent:

                  (i) such Lender may declare that Eurocurrency Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurocurrency Loans), whereupon any request for a Eurocurrency Borrowing (or to convert an ABR Borrowing to a Eurocurrency Borrowing or to continue a Eurocurrency Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurocurrency Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

                  (ii) such Lender may require that all outstanding Eurocurrency Loans made by it be converted to ABR Loans in which event all such Eurocurrency Loans shall be automatically converted to such ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

         (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurocurrency Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

         SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense, including any break-funding cost, that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in
(i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurocurrency Loan to an ABR Loan or the conversion of the Interest Period with respect to any Eurocurrency Loan other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any Eurocurrency Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this
Section 2.16, together with a reasonably detailed calculation thereof, shall be delivered to the Borrower and shall be conclusive absent manifest error.

         SECTION 2.17. Pro Rata Treatment. Except as provided in Sections 2.13(h) and 2.15, each Borrowing, each payment of the Commitment Fees and each reduction of the Commitments shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each payment or prepayment of principal of the Loans, each payment of interest on the Loans and each conversion or continuation of any Borrowing shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar.

         SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans and as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans or the Existing Loans of any other Lender or Existing Lender, such Lender shall be deemed simultaneously to have purchased from such other Lender or Existing Lender at face value, and shall promptly pay to such other Lender or Existing Lender the purchase price for, a participation in the Loans or the applicable Existing Loans, as the case may be, of such other Lender or Existing Lender, so that the aggregate unpaid principal amount of the Loans or the applicable Existing Loans and participations in Loans or the applicable Existing Loans held by each Lender and each Existing Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and Existing Loans then outstanding as the principal amount of such Lender's Loans and Existing Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans and Existing Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or any Existing Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan or Existing Loan, as applicable, directly to the Borrower in the amount of such participation.

         SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document prior to 1:00 p.m., New York City time, on the date when due in immediately available funds, without setoff, defense or counterclaim. Each such payment shall be made to such account as shall from time to time be specified in a writing delivered to the Borrower by the Administrative Agent.

         (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

         SECTION 2.20. Taxes. (a) Any and all payments by or on behalf of the Borrower or any other Loan Party hereunder and under any other Loan Document shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Administrative Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and
(ii) franchise taxes imposed on the net income of the Administrative Agent or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent or such Lender (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "Taxes"). If the Borrower or any other Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent or any Lender (or any Transferee), (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) the Administrative Agent or such Lender (or Transferee), as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such other Loan Party shall make such deductions and (iii) the Borrower or such other Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document imposed by any Governmental Authority ("Other Taxes").

         (c) The Borrower will indemnify the Administrative Agent and each Lender (or Transferee) for the full amount of Taxes and Other Taxes paid by the Administrative Agent or such Lender (or Transferee), as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent or a Lender (or Transferee), or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent or any Lender (or Transferee), as the case may be, makes written demand therefor.

         (d) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower or any other Loan Party to the relevant Governmental Authority, the Borrower or such other Loan Party will deliver to the Administrative Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

         (e) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") that is entitled to an exemption from, or reduction of, withholding tax under the law of the United States with respect to payments by the Borrower under this Agreement and the other Loan Documents shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Non-U.S. Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation. In addition, each Non-U.S. Lender shall deliver such documentation promptly upon the obsolescence or invalidity of any documentation previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.20(e), a Non-U.S. Lender shall not be required to deliver any documentation pursuant to this Section 2.20(e) that such Non-U.S. Lender is not legally able to deliver.

         (f) The Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed and would apply to payments made to such Non-U.S. Lender on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder); provided that this paragraph (f) shall not apply to any Transferee that becomes a Transferee as a result of an assignment, participation, transfer or designation made at the request of the Borrower, or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (e) above.

         (g) Nothing contained in this Section 2.20 shall require any Lender (or any Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

         SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 10.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus all Fees and other amounts accrued for the account of such Lender hereunder (including any amounts under Section 2.14 and Section 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in
Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder.

         (b) If (i) any Lender shall  request  compensation  under Section 2.14,
(ii) any  Lender  delivers  a notice  described  in  Section  2.15 or (iii)  the
Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would materially reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would materially reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

         SECTION 2.22. Pro Rata Treatment of Loans and Existing Term Loans. Notwithstanding any other provision herein, any funds to be used to prepay Loans pursuant to Section 2.12 or 2.13 shall be allocated pro rata between the Loans and the Existing Term Loans based upon the aggregate outstanding principal amount of the Loans and Existing Term Loans on the date of prepayment. The Lenders shall also be entitled to share pro rata in any prepayments of the type described in Section 2.12 or 2.13 that are made to Existing Lenders pursuant to the Existing Credit Agreement. The pro rata amount allocated to Loans in accordance with this Section 2.22 shall be applied as otherwise required by this Agreement.

                                   ARTICLE III

                         Representations and Warranties

         The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

         SECTION 3.01. Organization; Powers. The Borrower and each of the Subsidiaries (a) is a corporation or partnership duly incorporated or formed, as the case may be, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

         SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents, the consummation of the Powerscreen Acquisition and the Cedarapids Acquisition and the borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not
(i) violate (A) any provision of law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (C) any order of any Governmental Authority applicable to the Borrower or such Subsidiary or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except, in the case of each of clause (i)(A), (i)(D) and (ii), where such violation, breach or default could not reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

         SECTION 3.03. Enforceability. Each Loan Document has been duly executed and delivered by each Loan Party party thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for
(i) recordation of certain amendments of, or modifications to, the Mortgages and
(ii) such as have been made or obtained and are in full force and effect, except where the failure to obtain the same could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.05. Financial Statements. (a) The Borrower has heretofore made available to the Lenders (i) its consolidated balance sheets and statements of income and changes in financial condition as of and for each of the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent public accountants, and as of and for the fiscal quarters ended March 31, 1999, and June 30, 1999, certified by a Financial Officer of the Borrower, (ii) Powerscreen's consolidated balance sheets and statements of income and changes in financial condition as of and for each of the fiscal years ended March 31, 1997, March 31, 1998 and March 31, 1999, audited by and accompanied by the opinion of KPMG, chartered accountants, or Arthur Anderson, independent public accountants, and (iii) (A) Cedarapids' consolidated balance sheets and statements of income and changes in financial condition as of and for each of the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent public accountants and (B) Cedarapids' unaudited consolidated balance sheet and statement of income and changes in financial condition as of and for the fiscal quarters ended March 31, 1999, and June 30, 1999. In the case of the Borrower's financial statements, such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and the consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and the consolidated Subsidiaries as of the dates thereof required to be reflected in accordance with GAAP. Such financial statements were prepared in accordance with GAAP applied on a consistent basis. The Borrower has examined the financial statements of Powerscreen and Cedarapids and has no reason to suspect that such financial statements do not present fairly in all material respects the financial condition and results of operations and cash flows of (x) Powerscreen and its consolidated subsidiaries and (y) Cedarapids and its consolidated subsidiaries, in each case, as of such dates and for such periods.

         (b) The Borrower has heretofore delivered to the Lenders (i) its unaudited pro forma consolidated balance sheet as of March 31, 1999, prepared giving effect to the Powerscreen Acquisition as if it had occurred on such date and (ii) its unaudited pro forma consolidated balance sheet as of June 30, 1999, prepared giving effect to the Powerscreen Acquisition and the Cedarapids Acquisition as if each such acquisition had occurred on such date. Such pro forma balance sheets have been prepared in good faith by or on behalf of the Borrower, based on the assumptions previously provided to the Administrative Agent (which assumptions are believed by the Borrower on the Effective Date to be reasonable), are based on the best information available to the Borrower as of the date of delivery thereof, accurately reflect all adjustments required to be made to give effect to the Powerscreen Acquisition and/or the Cedarapids Acquisition, as the case may be, and present fairly on a pro forma basis the estimated consolidated financial position of the Borrower and the consolidated Subsidiaries as of such date, assuming that the Powerscreen Acquisition and/or the Cedarapids Acquisition, as the case may be, had actually occurred at such date.

         SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, prospects, condition, financial or otherwise, or material agreements of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1998.

         SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of the Borrower and its Subsidiaries has fee title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

         (b) Each of the Borrower and its Subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

         (c) The Borrower has not received any written notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation.

         (d) Neither the Borrower nor any of its Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

         SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Effective Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non assessable and are owned by the Borrower, directly or indirectly through its Subsidiaries, free and clear of all Liens, except for Liens created under the Security Documents. Each Inactive Subsidiary (a) owns assets having a fair market value not in excess of $50,000 in the aggregate, (b) does not conduct any business activity and (c) is not an obligor with respect to any Indebtedness.

         SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined in the ordinary course of such action, suit or proceeding, at the time of such determination, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

         (b) None of the Borrower or any of its Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

         (c) Certificates of occupancy and permits are in effect for each Mortgaged Property as currently constructed, except where the failure to have the same could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.10. Agreements. (a) Neither the Borrower nor any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (b) Neither the Borrower nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.11. Federal Reserve Regulations. (a) Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

         SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in the preamble to this Agreement.

         SECTION 3.14. Tax Returns. Each of the Borrower and its Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it (in each case giving effect to applicable extensions), except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP.

         SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memoranda or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions believed by it to be reasonable and due care in the preparation of such information, report, financial statement, exhibit or schedule.

         SECTION 3.16. Employee Benefit Plans. (a) Each of the Borrower and its respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of December 31, 1998, exceed by more than $3,400,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of December 31, 1998, exceed by more than $5,200,000 the fair market value of the assets of all such underfunded Plans.

         (b) Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, none of the Borrower, its Affiliates or any of its directors, officers, employees or agents has engaged in a transaction which would subject the Borrower or any of its Subsidiaries, directly or indirectly, to a material tax or civil penalty. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities, with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Borrower or any of its Affiliates with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

         SECTION 3.17. Environmental Matters. (a) The properties owned, leased or operated by each of the Borrower and its Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require Remedial Action under, or (iii) could give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

         (b) The Properties and all operations of each of the Borrower and its Subsidiaries are in compliance in all material respects, and in the last five years have been in compliance, with all Environmental Laws, and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could reasonably be expected to not result in a Material Adverse Effect;

         (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the current or former operations of the Borrower or its Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

         (d) Neither the Borrower nor any of its Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the current or former operations of the Borrower or such Subsidiaries or with regard to any person whose liabilities for environmental matters the Borrower or such Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor do the Borrower or its Subsidiaries have reason to believe that any such notice will be received or is being threatened; and

         (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have the Borrower or its Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by the Borrower or any of its Subsidiaries as of the Effective Date. As of such date, such insurance is in full force and effect and all premiums have been duly paid. Each of the Borrower and its Subsidiaries has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

         SECTION 3.19. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, with respect to all Collateral previously delivered to and in the possession of the Collateral Agent, constitutes, or in the case of Collateral to be delivered in the future, will constitute, a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other person.

         (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, together with the financing statements previously filed or to be filed in the future, constitutes, or in the case of any future filing, will constitute, a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

         (c) The Security Agreement currently on file in the United States Patent and Trademark Office and the United States Copyright Office constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the Effective Date). With respect to the Intellectual Property owned by any of the Cedarapids Companies, when an addendum to the Security Agreement specifying such Intellectual Property is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall also constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property owned by the Cedarapids Companies, in each case prior and superior in right to any other person.

         (d) The Mortgages are effective, or, in the case of the Cedarapids Mortgages, will be effective, to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and constitute, or, in the case of the Cedarapids Mortgages upon filing in the locations specified in Schedule 3.19(d) will constitute, a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

         SECTION  3.20.  Location  of Real  Property  and Leased  Premises.  (a)
Schedule 3.20(a) lists completely and correctly as of the Effective Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 3.20(a).

         (b) Schedule 3.20(b) lists completely and correctly as of the Effective Date all real property leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b).

         SECTION 3.21. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any such Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of its Subsidiaries is bound.

         SECTION 3.22. Solvency. Immediately after the consummation of the Transactions and following the making of each Loan and after giving effect to the application of the proceeds of such Loan, (a) the fair value of the assets of the Loan Parties, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted as of the Effective Date and is proposed to be conducted following the consummation of the Transactions.

         SECTION 3.23. Year 2000. All disclosures in the Borrower's latest Form 10-Q relating to the Borrower's efforts to modify its computer and information systems and systems containing embedded microchips in order to address Year 2000 compliance, and any risks associated therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements were made.

         SECTION 3.24. Powerscreen Offer Documents. Attached hereto as Schedule 3.24(a) is a true and correct copy of the Powerscreen Press Release, and attached hereto as Schedule 3.24(b) is a true and correct copy of the definitive documentation for the Powerscreen Offer (the "Powerscreen Offer Document"). The Powerscreen Offer Document and any other documents relating to the Powerscreen Offer furnished to the Lenders contain all the material terms and conditions of the Powerscreen Offer to the extent required by applicable law, rule or regulation and correspond to the terms and conditions contained in the Powerscreen Press Release in all material respects.


                                   ARTICLE IV

                              Conditions of Lending

         SECTION 4.01. Conditions Precedent to Effectiveness. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions:

                  (a) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the Existing Lenders, (i) a favorable written opinion of Eric Cohen, Esq., General Counsel of the Borrower, substantially to the effect set forth in Exhibit D-1, and
         (ii) a  favorable  written  opinion  of each  local  counsel  listed on
         Schedule 4.01(a), substantially to the effect set forth in Exhibit D-2, in each case dated the Effective Date.

                  (b) All legal matters incident to this Agreement and the other Loan Documents shall be reasonably satisfactory to the Lenders and to the Administrative Agent.

                  (c) The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower from the applicable Governmental Authority; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, and certifying (A) that there has been no amendment to the by-laws of such corporation since a date satisfactory to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such corporation authorizing the execution, delivery and performance of this Agreement and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Borrower; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

                  (d) The Administrative Agent shall have received (i) a copy of the certificate of incorporation or articles of incorporation, including all amendments thereto, and a certificate as to the good standing of each of the Cedarapids Companies, in each case certified as of a recent date by the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each of the Cedarapids Companies dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such person as in effect on the Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such person on the Effective Date authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such person have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such person; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

                  (e) The Administrative Agent shall have received a certificate, signed by a Financial Officer of the Borrower, dated the Effective Date, and confirming that (i) the representations and warranties set forth in Article III hereof are true and correct in all material respects, (ii) the Borrower and each other Loan Party is in compliance with the terms and provisions set forth herein and in each other Loan Document to be observed or performed by the Borrower or such Loan Party and (iii) no Default or Event of Default has occurred and is continuing.

                  (f) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

                  (g) The Administrative Agent or its counsel shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Borrower, the Required Lenders under the Original Tranche C Credit Agreement and each of the Cedarapids Lenders.

                  (h) Each of the Cedarapids Companies shall have duly executed and delivered to the Collateral Agent a supplement to the Pledge Agreement, the Security Agreement, the Indemnity, Subrogation and Contribution Agreement and the Subsidiary Guarantee Agreement.

                  (i) The Collateral Agent shall have received a duly executed Perfection Certificate (as defined in the Security Agreement) with respect to the Cedarapids Companies dated the Effective Date.

                  (j) The Collateral Agent shall have received (i) the results of a search of the Uniform Commercial Code filings (or other equivalent filings) made with respect to the Cedarapids Companies in the states (or other jurisdictions) in which the chief executive office of each such person is located, any offices of such persons in which records have been kept relating to Accounts (as defined in the Security Agreement) and the other jurisdictions in which Uniform Commercial Code filings (or other equivalent filings) are to be made, (ii) copies of the financing statements (or similar documents) disclosed by the search referred to in clause (i) above and (iii) evidence satisfactory to the Collateral Agent that the Liens indicated in any financing statement (or similar document) provided pursuant to clause (ii) above would be permitted under Section 6.02 or have been released.

                  (k) Each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral (as defined in the Security Agreement) owned by any of the Cedarapids Companies shall have been delivered to the Collateral Agent.

                  (l) (i) Each of the Security Documents, in form and substance reasonably satisfactory to the Lenders, relating to each of the Mortgaged Properties owned or leased by any of the Cedarapids Companies shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) each of such Mortgaged Properties shall not be subject to any Lien other than those permitted under Section 6.02 and (iii) the Collateral Agent shall have received such other documents, including a policy or policies of title insurance issued by First American Title Insurance Company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Collateral Agent and the Lenders, insuring the Mortgages relating to such Mortgaged Properties as valid first liens on such Mortgaged Properties, free of Liens other than those permitted under Section 6.02, together with such surveys, abstracts and appraisals reasonably available and legal opinions required to be furnished pursuant to the terms of such Mortgages or as reasonably requested by the Collateral Agent or the Lenders.

                  (m) (i) The Administrative Agent shall have received copies of and be reasonably satisfied with the terms and conditions of the Cedarapids Acquisition Documents and (ii) the Cedarapids Acquisition shall have been consummated, or shall be consummated simultaneously with the effectiveness of this Agreement, in accordance with applicable law and the Cedarapids Acquisition Documents, without giving effect to any material waiver or amendment thereof not approved in writing by the Administrative Agent.

                  (n) The Administrative Agent shall be satisfied as to the amount and nature of any environmental and employee health and safety exposures to which the Cedarapids Companies may be subject and the plans of the Borrower or Cedarapids with respect thereto.

                  (o) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions to the extent required, and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to have a Material Adverse Effect or restrain, prevent or impose burdensome conditions on the Transactions.

                  (p) The Administrative Agent shall be reasonably satisfied that not less than $45,000,000 of cash shall have been used to finance a portion of the consideration paid in connection with the Cedarapids Acquisition and that except for the proceeds of the Cedarapids Loans, no other debt (including without limitation any Powerscreen Borrowings or any borrowings under the Existing Credit Agreement) shall have been used to finance the Cedarapids Acquisition; provided, however, that the Borrower shall be entitled to use the proceeds of Powerscreen Loans or Existing Revolver Loans to finance the Cedarapids Acquisition, but only to the extent that the Borrower shall have Permitted Investments and/or cash on its books in excess of $45,000,000 on the Effective Date.

                  (q) Except as provided for in the Cedarapids Acquisition Documents, all existing Indebtedness of any of the Cedarapids Companies shall have been repaid in full, the commitments (if any) thereunder canceled and all security and guarantees (if any) therefor released and discharged.

                  (r) Each Loan Document other than this Agreement shall be in full force and effect.

         (s) Amendment No. 6 and Consent to the Existing Credit Agreement shall have become effective.

                  (t)  The  Lenders   shall  have   received  the   consolidated
         historical  and pro forma  financial  statements  described  in Section
         3.05.

Notwithstanding the foregoing, the Administrative Agent shall have the authority to waive compliance with, but only for a period of not more than 20 days, the conditions specified in subsections (i), (j)(iii), (k) and (l)(ii) and (iii) above.

         SECTION 4.02. Conditions Precedent to Each Powerscreen Acquisition Borrowing. The obligations of the Lenders to make Powerscreen Loans hereunder, the proceeds of which are to be used to finance either the acquisition of Powerscreen Shares or payments to holders of options over Powerscreen Shares, are subject to the satisfaction of the following conditions on the date of each such Powerscreen Borrowing (with such conditions being the only conditions applicable):

                   (a) The Administrative Agent shall have received a notice of such Powerscreen Borrowing as required by Section 2.03, and, with respect to the initial Powerscreen Borrowing, such notice shall include, in addition to the amount necessary to finance the acquisition of Powerscreen Shares and/or payments to holders of options over Powerscreen Shares, an additional amount sufficient to fully pay any Arrangement and Administrative Fees due and payable upon such Powerscreen Borrowing and, to the extent invoiced, all out-of-pocket expenses incurred by the Administrative Agent or the Arrangers (in their capacities as arrangers of the financing for the Powerscreen Acquisition), including the fees and expenses of counsel incurred in connection with the Transactions or pursuant to the Existing Credit Agreement.

                  (b) At the time of and immediately after such Powerscreen Borrowing, (i) no Event of Default described in clause (b), (c), (g) or
         (h) of Section 8.01 shall have occurred and be continuing with respect to the Borrower, (ii) no Event of Default described in clause (g) or
         (h) of Section 8.01 shall have occurred and be continuing with respect to Bidco and (iii) no event of the type described in clause (g) and (h) of Section 8.01 shall have occurred with respect to Powerscreen or any of its subsidiaries that would be deemed to be a Significant Subsidiary if such subsidiary were a subsidiary of the Borrower; provided, however, that this clause (iii) shall not apply where Bidco is not permitted to lapse the Powerscreen Offer as a result of such event having occurred with respect to Powerscreen or any of its Significant Subsidiaries.

                  (c) The representations and warranties set forth in Sections 3.01, 3.02 and 3.03, as they relate to the Borrower and Bidco, shall be true and correct in all material respects on the date of any such Powerscreen Borrowing with the same effect as though made on such date.

                  (d) Each of the Powerscreen Offer Conditions Precedent, unless waived in writing by the Borrower, Bidco and the Required Lenders, shall have been satisfied.

On the date of each such Powerscreen Borrowing, the Borrower shall be deemed to have made a representation and warranty as to each of the facts specified in clauses (b), (c) and (d) of this Section 4.02.

         SECTION 4.03. Conditions Precedent to Other Borrowings. The obligations of the Lenders to make Powerscreen Loans hereunder, the proceeds of which are to be used other than as described in first sentence of Section 4.02, or to make Cedarapids Loans hereunder are subject to the satisfaction of the following conditions on the date of each such Borrowing:

                   (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03.

                  (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Borrowing, no Event of Default or Default shall have occurred and be continuing.

         On the date of each such Borrowing, the Borrower shall be deemed to have made a representation and warranty as to each of the facts specified in clauses (b) and (c) of this Section 4.03.


                                    ARTICLE V

                              Affirmative Covenants

         The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of its Subsidiaries to:

         SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under
Section 6.05.

         (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated or in an otherwise prudent manner; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted unless failure to comply could not reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be conducted at all times in a commercially reasonably manner.

         SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance (including self insurance), to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and of same or similar size, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

         (b) Cause all such policies of the Borrower or any Domestic Subsidiary to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Effective Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or any such Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that no Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative
Agent and the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

         (c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a "Zone 1" area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require.

         (d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the "broad form CGL endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that in effect on the Effective Date, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

         (e) Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

         (f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

                  (i) none of the Administrative Agent, the Lenders or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this
         Section 5.02, it being understood that (A) the Borrower and the other Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders and their agents and employees; and

                  (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Required Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower and its Subsidiaries or the protection of their properties and the Administrative Agent, the Collateral Agent and the Required Lenders shall have the right from time to time to require the Borrower and the other Loan Parties to keep other insurance in such form and amount as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request; provided that such insurance shall be obtainable on commercially reasonable terms.

         SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

         SECTION 5.04. Financial  Statements,  Reports,  etc. In the case of the
Borrower,   furnish  to  the  Administrative   Agent  for  distribution  by  the
Administrative Agent to each Lender:

                  (a) within 90 days after the end of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing or otherwise reasonably acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (c) concurrently with any delivery of financial statements under sub-paragraph (a) or (b) above, a certificate of the accounting firm (unless at such time it is the practice and policy of such accounting firm not to deliver such certificates) or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; and (ii) in the case of any such letter from such Financial Officer, setting forth reasonably detailed calculations demonstrating compliance with Sections 6.10, 6.11, 6.12 and 6.13;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) as promptly as practicable, but in no event later than 10 Business Days after the last day of each fiscal year of the Borrower, a copy of the budget for its consolidated balance sheet and related statements of income and selected working capital and capital expenditure analyses for each quarter of the following fiscal year; and

                  (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

         SECTION   5.05.   Litigation   and  Other   Notices.   Furnish  to  the
Administrative Agent and each Lender, promptly after obtaining knowledge thereof, written notice of the following:

                  (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) any development with respect to the Borrower or any Subsidiary that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

         SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and the laws applicable to any Foreign Benefit Plan and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any Affiliate knows that any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $5,000,000 (or the dollar equivalent thereof in another currency), a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

         SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of the Borrower or any Subsidiary at reasonable times and as often as reasonably requested (but in no event more than twice annually unless an Event of Default shall have occurred and be continuing) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

         SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

         SECTION 5.09. Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws; provided, however, that the Borrower and the
Subsidiaries shall not be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

         SECTION 5.10. Preparation of Environmental Reports. If an Event of Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any Remedial Action or any other activity required to bring the Properties into compliance with Environmental Laws in connection with such Properties.

         SECTION 5.11. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Domestic Subsidiary (other than an Inactive Subsidiary or Finsub) to execute a supplement to the Subsidiary Guarantee
Agreement, the Indemnity Subrogation and Contribution Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall reasonably designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower (including real and other properties acquired subsequent to the Effective Date)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section. The Borrower shall cause all conditions to effectiveness specified in Section 4.01 that have been waived by the Administrative Agent pursuant to the last sentence of such section to be satisfied on or prior to the date that is 20 days after the Effective Date.

         (b) In the case of the Borrower and the Subsidiary Guarantors, promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. The Borrower and each Subsidiary Guarantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. The Borrower and each Subsidiary Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by the Borrower is damaged or destroyed.

         SECTION 5.12. Interest Rate Protection Agreements. In the case of the Borrower, within 90 days following the Effective Date, enter into Interest Rate Protection Agreements, with counterparties and on terms and conditions reasonably satisfactory to the Administrative Agent, pursuant to which the interest rate is fixed with respect to a notional amount equal to at least 50% of the sum of (a) the Loans, (b) the Existing Term Loans and (c) the Senior Subordinated Notes and any Additional Subordinated Notes outstanding on such date.

                                   ARTICLE VI

                               Negative Covenants

         The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

         SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except that the Borrower and any Subsidiary (or Finsub (except as expressly permitted by subsection (p) below)) may incur, create, assume or permit to exist:

               (a) Indebtedness for borrowed money set forth in Schedule 6.01 to the Existing Credit Agreement and outstanding on the Effective Date;

               (b) Indebtedness created hereunder, under the Existing Credit Agreement and under the other Loan Documents; provided, however, that the sum of the Existing Loans and the aggregate available commitments under the Existing Credit Agreement shall not exceed $468,000,000 at any time;

               (c) in the case of the Borrower, the Senior Subordinated Notes and Additional Subordinated Notes; provided that the proceeds of any Additional Subordinated Notes are used to prepay the Loans pursuant to
          Section 2.13(c) or to finance Permitted Acquisitions;

               (d) Indebtedness pursuant to (i) Hedging Agreements and (ii) the Additional L/C Facility; provided, however, that the Additional L/C Exposure shall not exceed $50,000,000 at any time;

               (e) Indebtedness of (i) the Borrower or any wholly owned Subsidiary (other than an Inactive Subsidiary or Finsub) to any other wholly owned Subsidiary (other than an Inactive Subsidiary or Finsub),
          (ii) any wholly owned Subsidiary (other than an Inactive Subsidiary or Finsub) to the Borrower or (iii) Finsub to the Borrower or any wholly owned Subsidiary (other than an Inactive Subsidiary) incurred pursuant to the Receivables Program; provided, however, that (i) any Indebtedness of a Loan Party shall be subordinated to the prior payment in full of the Obligations and (ii) any Indebtedness of Finsub incurred pursuant to this subsection (e) shall be permitted only for such limited period of time as is required to account for any sale of Program Receivables, which period of time shall not in any event exceed two Business Days;

               (f)   Indebtedness   resulting  from  endorsement  of  negotiable
          instruments for collection in the ordinary course of business;

               (g) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to the Collateral Agent mortgagee title insurance policies;

               (h) Indebtedness arising with respect to customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales and Permitted Acquisitions permitted hereunder;

               (i) Indebtedness incurred in the ordinary course of business with respect to surety and appeal bonds, performance, insurance and return-of-money bonds and other similar obligations;

               (j) Indebtedness consisting of (i) Acquired Indebtedness or (ii) Purchase Money Indebtedness or Capital Lease Obligations incurred in the ordinary course of business; provided that the aggregate principal amount of any such Indebtedness pursuant to this paragraph (j) shall not exceed $85,000,000;

               (k) Indebtedness of O&K Mining GmbH; provided that the aggregate principal amount of any such Indebtedness pursuant to this paragraph
          (k) shall not exceed DM17,500,000;

               (l) Floor Plan Guarantees;

               (m) Indebtedness incurred under (i) the Italian Facilities in an amount not exceeding Lit12,850,000,000 in the aggregate at any time outstanding and (ii) the Irish Facilities in an amount not exceeding GBP10,000,000 in the aggregate at any time outstanding;

               (n) Indebtedness incurred to extend, renew or refinance Indebtedness described in paragraph (a), (c), (j), (k) or (l) above ("Refinancing Indebtedness") so long as (i) such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced, plus the amount of any interest or premiums required to be paid thereon plus fees and expenses associated therewith, (ii) such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life than the Indebtedness being extended, renewed or refinanced, (iii) if the Indebtedness being extended, renewed or refinanced is subordinated to the Obligations, the Refinancing Indebtedness is subordinated to the Obligations to the extent of the Indebtedness being extended, renewed or refinanced and
          (iv) the covenants, events of default and other non-pricing provisions of the Refinancing Indebtedness shall be no less favorable to the Lenders than those contained in the Indebtedness being extended, renewed or refinanced;

               (o) Indebtedness classified as Capital Lease Obligations incurred in connection with the purchase of inventory to be sold in the ordinary course of business;

               (p) Indebtedness of Finsub incurred pursuant to the Receivables Program Documentation in an amount not exceeding $100,000,000 in the aggregate at any time outstanding; and

               (q) other unsecured Indebtedness in an aggregate principal amount not exceeding $15,000,000 at any time outstanding.

         SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

               (a) Liens on property or assets of the Borrower and its Subsidiaries as set forth in Schedule 6.02 to the Existing Credit Agreement and existing on the Effective Date; provided that such Liens shall secure only those obligations which they secure on the Effective Date;

               (b) any Lien created under the Loan Documents;

               (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary; provided that
          (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property;

               (d) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

               (e) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

               (f) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

                  (g) (i) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) Liens on the receivables of Terex Equipment Limited to secure Indebtedness of Terex Equipment Limited in respect of performance bonds and similar obligations in an aggregate principal amount not to exceed GBP3,000,000;

                  (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary (other than an Inactive Subsidiary or Finsub) or in respect of Capital Lease Obligations; provided that (i) such security interests secure Indebtedness permitted by Section 6.01(j), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary;

                  (j) Liens arising from the rendering of a final judgment or order that does not give rise to an Event of Default;

                  (k) Liens securing Acquired Indebtedness; provided that (i) such Acquired Indebtedness was secured by such Liens at the time of the relevant Permitted Acquisition and such Liens were not incurred in contemplation thereof and (ii) such Liens do not extend to (x) any property of the Borrower or the Subsidiaries (other than the Acquired Person) or (y) to any property of the Acquired Person other than the property securing such Liens on the date of the relevant Permitted Acquisition;

                  (l) Liens securing Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 6.02; provided that such Lien does not apply to any additional property or assets of the Borrower or any Subsidiary;

                  (m)  Liens in favor of the Borrower;

                  (n) Liens on the assets of Powerscreen with a fair market value not in excess of the amount reasonably required to fully secure the Irish Facilities; and

                  (o) Liens on the property of Finsub incurred pursuant to the Receivables Program Documentation.

         SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Leaseback"); provided that the Borrower or any Subsidiary may enter into any such transaction to the extent that the Capital Lease Obligations and Liens associated therewith would be permitted under this Agreement.

         SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                  (a) investments by the Borrower and its Subsidiaries existing on the Effective Date in the capital stock of the Subsidiaries and other investments by the Borrower and its Subsidiaries existing on the Effective Date and set forth in Schedule 6.04 to the Existing Credit Agreement;

                  (b) Permitted Investments;

                  (c) the Borrower may make the Powerscreen Acquisition and the Cedarapids Acquisition; provided, however, that the Borrower complies with, and causes Bidco, Powerscreen and/or the Cedarapids Companies to comply with, the relevant provisions of Section 5.11, Article VII and the Security Documents;

                  (d) the Borrower may make any Permitted Acquisition; provided that the Borrower complies, and causes any acquired entity to comply, with the applicable provisions of Section 5.11 and the Security Documents with respect to the person or assets so acquired;

                  (e) the Borrower and the Subsidiaries (other than Inactive Subsidiaries) may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $1,000,000 in the aggregate at any time outstanding;

                  (f) Consolidated Capital Expenditures permitted pursuant to
         Section 6.10;

                  (g) cash collateral provided to the Collateral Agent pursuant to the Loan Documents;

                  (h) promissory notes issued by any purchaser in connection with any Asset Sale permitted pursuant to Section 6.05(b);

               (i) provided that no Default or Event of Default shall have occurred and be continuing at the time of such payment or after giving effect thereto, (A) the purchase by the Borrower of shares of its common stock (for not more than fair market value) in connection with the delivery of such stock to grantees under any stock option plan (upon the exercise by such grantees of their stock options) or any other deferred compensation plan of the Borrower approved by the board of directors of the Borrower and (B) the repurchase of shares of, or options to purchase shares of, common stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors) pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the board of directors of the Borrower under which such individuals purchase or sell or are granted the option to purchase or sell, such common stock; provided that the aggregate amount of all such purchases and repurchases permitted under this paragraph (i) shall not exceed $2,400,000 per year or $16,800,000 in the aggregate during the term of this Agreement;

               (j) accounts receivable arising in the ordinary course of business from the sale of inventory;

               (k)  Guarantees  constituting  Indebtedness  permitted by Section
          6.01;

               (l) investments in joint ventures in Related Businesses in an aggregate amount not exceeding $15,000,000 at any time outstanding;

               (m) intercompany loans and advances constituting Indebtedness permitted by Section 6.01(e); and

               (n) other investments in an aggregate amount not exceeding $25,000,000 at any time outstanding.

         SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) the Borrower and any Subsidiary (other than an Inactive Subsidiary or Finsub) may purchase and sell inventory in the ordinary course of business, (ii)(A) the Borrower and any Subsidiary (other than an Inactive Subsidiary) may sell Program Receivables to Finsub and (B) Finsub may sell Program Receivables pursuant to the Receivables Program Documentation and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (A) any wholly owned Subsidiary (other than Finsub) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any wholly owned Subsidiary (other than Finsub) may merge into or consolidate with any other wholly owned Subsidiary that is a Subsidiary Guarantor in a transaction in which the surviving entity is a wholly owned Subsidiary that is a Subsidiary Guarantor and no person other than the Borrower or a wholly owned Subsidiary that is a Subsidiary Guarantor receives any consideration, (C) in connection with any Permitted Acquisition pursuant to
Section 6.04(d), the Borrower or any wholly owned Subsidiary that is a Subsidiary Guarantor may acquire or merge into or consolidate with any entity acquired pursuant to such Permitted Acquisition in a transaction in which the surviving entity is the Borrower or a wholly owned Subsidiary that is a Subsidiary Guarantor and (D) following the initial Powerscreen Borrowing, the Borrower may contribute, or otherwise transfer, all of the equity in Terex Equipment Limited (other than directors' qualifying shares) to Bidco.

         (b) Engage in any Asset Sale not otherwise prohibited by Section 6.05(a) unless all of the following conditions are met: (i) the consideration received is at least equal to the fair market value of such assets; (ii) at least 80% of the consideration received is cash; (iii) the Net Cash Proceeds of such Asset Sale are applied as required by Section 2.13(a); (iv) after giving effect to the sale or other disposition of the assets included within the Asset Sale and the repayment of Indebtedness with the proceeds thereof, the Borrower is in compliance on a pro forma basis with the covenants set forth in Sections 6.11, 6.12 and 6.13 recomputed for the most recently ended fiscal quarter for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (v) no Default or Event of Default shall result from such Asset Sale.

         SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably with respect to its capital stock and (ii) the Borrower may pay dividends on, and redeem and repurchase its capital stock, provided that all of the following conditions are satisfied: (A) at the time of such dividend, redemption or purchase and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof; (B) the amount of all dividends, redemptions and purchases made pursuant to this clause (ii) together with all distributions and payments made pursuant to Section 6.09(b)(i), during the term of this Agreement shall not exceed $25,000,000, and (c) on a pro forma basis and after giving effect to such payment and all other payments pursuant to this clause (a) and
Section 6.09(b)(i) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or
(b), as applicable, as if such payments were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 3.85 to 1.00 and provided further that the Borrower may at any time pay dividends with respect to its capital stock solely in additional shares of its capital stock.

         (b) Permit its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its capital stock or any other interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Subsidiary, except, in the case of Finsub, for encumbrances or restrictions existing pursuant to the Receivables Program Documentation.

         SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, and except that this Section shall not apply to any transaction between or among the Borrower and the Subsidiary Guarantors or any transaction between the Borrower or any Subsidiary (other than an Inactive Subsidiary) and Finsub pursuant to the Receivables Program.

         SECTION 6.08. Business of the Borrower and Subsidiaries. Engage at any time in any business or business activity other than the Related Business; provided, however, that Bidco shall not engage in any trade or business, or otherwise conduct any business activity, other than the ownership of any Foreign Subsidiary and activities incidental to such ownership and Finsub shall not engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program and other incidental activities.

         SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of any indenture, instrument or agreement pursuant to which any Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount in excess of $5,000,000 is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release is to (i) increase the interest rate on such Indebtedness; (ii) accelerate the dates upon which payments of principal or interest are due on such Indebtedness; (iii) add or change any event of default or add any material covenant with respect to such Indebtedness; (iv) change the prepayment provisions of such Indebtedness in any manner adverse to the Lenders;
(v) change the subordination provisions thereof (or the subordination terms of any Guarantee thereof); or (vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to the Borrower, any Subsidiary, the Administrative Agent or the Lenders.

         (b)(i) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Indebtedness for borrowed money (other than the Loans) of the Borrower or any Subsidiary except that (A) the Borrower shall be permitted to use the Net Cash Proceeds of any Equity Issuance to prepay not more than one-third of the Senior Subordinated Notes or any other Indebtedness, (B) the Borrower and its Subsidiaries shall be permitted to make any such distribution or payment if all of the following conditions are satisfied: (1) at the time of such distribution or payment and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof; (2) the amount of all such distributions and payments made pursuant to this clause (i), together with all dividends, redemptions and purchases made pursuant to Section 6.06(a)(ii), during the term of this Agreement shall not exceed $25,000,000; and (3) on a pro forma basis and after giving effect to such distribution or payment and all other distributions or payments pursuant to this clause (i) and Section 6.06(a) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, as if such payments or distributions were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 3.85 to 1.00, or (ii) pay in cash any amount in respect of such Indebtedness that may at the obligor's option be paid in kind or in other securities and (C) the Borrower may at any time repay Indebtedness of the Borrower or any Subsidiary solely in shares of its capital stock.

         SECTION 6.10. Capital Expenditures. Permit the aggregate amount of Consolidated Capital Expenditures made by the Borrower and its Subsidiaries, taken as a whole, in any fiscal year of the Borrower to exceed $25,000,000 plus 75% of all Consolidated Capital Expenditures made by Subsidiaries within twelve months prior to such Subsidiaries being acquired as Permitted Acquisitions. The amount of permitted Consolidated Capital Expenditures set forth in the immediately preceding sentence in respect of any fiscal year shall be increased by (a) the amount of unused permitted Consolidated Capital Expenditures for the immediately preceding fiscal year less (b) an amount equal to unused Consolidated Capital Expenditures carried forward to such preceding fiscal year.

         SECTION 6.11. Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of the Borrower ending during any period set forth below to be in excess of the ratio set forth below for such period:

         Period                                               Ratio

         Effective Date - March 31, 2000             5.75 to 1.00
         April 1, 2000 - March 31, 2001              5.00 to 1.00
         April 1, 2001 - March 31, 2002              4.50 to 1.00
         April 1, 2002 - March 31, 2003              3.75 to 1.00
         Thereafter                                  3.50 to 1.00

         SECTION 6.12. Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below for such period:

         Period                                               Ratio

         Effective Date - March 31, 2000             2.00 to 1.00
         April 1, 2000 - March 31, 2001              2.10 to 1.00
         April 1, 2001 - March 31, 2002              2.25 to 1.00
         April 1, 2002 - March 31, 2003              2.35 to 1.00
         April 1, 2003 - March 31, 2005              2.50 to 1.00
         Thereafter                                  2.75 to 1.00

         SECTION 6.13. Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below for such period:

         Period                                               Ratio

         Effective Date - March 31, 2002             1.15 to 1.00
         April 1, 2002 - March 31, 2004              1.20 to 1.00
         April 1, 2004 - March 31, 2005              1.25 to 1.00
         Thereafter                                  1.50 to 1.00

         SECTION 6.14. Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.


                                   ARTICLE VII

                           Powerscreen Offer Covenants

         SECTION 7.01. Powerscreen Offer Affirmative Covenants. (a) The Borrower shall cause Bidco to promptly (and in any event within five Business Days) notify the Administrative Agent upon first becoming entitled to implement the procedures set out in Section 428 et. seq. of the U.K. Companies Act of 1985 in respect of the Powerscreen Shares not tendered and accepted pursuant to the Powerscreen Offer. Promptly upon (and in any event within two weeks after) becoming entitled to initiate the procedures set out in Section 429 of the U.K. Companies Act of 1985, the Borrower shall cause Bidco to initiate such procedures and to use commercially reasonable efforts to acquire 100% of the Powerscreen Shares within six weeks of Bidco's initiation of such procedures.

         (b) The Borrower will comply, and will cause each other member of the Group to comply, with the City Code (subject to any applicable waivers by the Takeover Panel), the U.K. Financial Services Act of 1986 and the U.K. Companies Act of 1985 and all other applicable laws in respects material in the context of the Powerscreen Offer.

         (c) The Borrower will keep the Administrative Agent and the Lenders informed in reasonable detail as to the status of the Powerscreen Offer and the current level of acceptances of the Powerscreen Offer (including the delivery to the Administrative Agent of a copy of every certificate delivered by the receiving agent to Bidco and/or its advisers pursuant to the City Code).

         (d) If the Borrower becomes aware of any circumstance or event which is or could reasonably be construed to be covered by any condition to the Powerscreen Offer which (if not waived) would entitle, taking account of the provisions of Note 2 to Rule 13 of the City Code, any member of the Group to lapse the Powerscreen Offer, the Borrower shall notify the Administrative Agent promptly thereof and if the Administrative Agent determines that such circumstance or event would materially and adversely affect the ability of the Borrower to comply with its obligations hereunder, the Borrower shall request, or shall cause the appropriate Subsidiary or other Person to request, that the Takeover Panel allow its Powerscreen Offer to lapse and if the Takeover Panel so agrees in response to such request, the Borrower shall cause Bidco to immediately allow the Powerscreen Offer to lapse.

         SECTION 7.02. Powerscreen Offer Negative Covenants. Without the consent of the Required Lenders, the Borrower will not, and will not allow Bidco to, do any of the following:

                  (a) waive, amend, extend, revise, withdraw or agree or decide not to enforce, in whole or in part, any term, which is material, or condition of the Powerscreen Offer corresponding to those set out in paragraphs (b) and (c) of Appendix 1, Part A to the Powerscreen Press Release, except for any extension of time for acceptance of the Powerscreen Offer;

                  (b) decide, declare or accept that valid acceptances in respect of less than a majority in nominal value of the Powerscreen Shares to which the Powerscreen Offer relates will be required for fulfillment of the condition corresponding to that set out in paragraph
         (a) of Appendix 1, Part A of the Powerscreen Press Release; or

                  (c) issue or allow to be issued on behalf of the Borrower or any of its Affiliates any press release or other publicity which makes reference to this Agreement or any other Transaction Document or the financing contemplated hereby or to some or all of the Lenders, the Arrangers and/or the Administrative Agent except to the extent the publicity is required by law, the City Code, the Takeover Panel or any stock exchange (in which case the Borrower shall notify the Administrative Agent thereof as soon as practicable upon becoming aware of the requirement, shall consult with the Administrative Agent and the Arrangers on the terms of the reference and shall have regard to any timely comments of the Administrative Agent and the Arrangers).

         Without limiting the generality of the foregoing, any action by or on behalf of the Borrower, the Subsidiaries, any Affiliate of the Borrower and any person working on the behalf of, or in concert with, any of the foregoing (the "Group") which would result in (i) the revision of the Powerscreen Offer in accordance with Rule 9 of the City Code or (ii) the offer price exceeding 195 pence per Share (or such other amount as the Required Lenders shall have otherwise agreed to in writing from time to time) must be approved in writing in advance by the Required Lenders.


                                  ARTICLE VIII

                                Events of Default

         SECTION 8.01.  Events of Default.  An "Event of Default" occurs if:

                  (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days after notice;

                  (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05 or 5.07 or in Article VI or VII;

                  (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

                  (f) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $5,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g)  an  involuntary  proceeding  shall  be  commenced  or  an
         involuntary   petition   shall  be  filed  in  a  court  of   competent
         jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the  Borrower  or any  Subsidiary  shall  (i)  voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more judgments for the payment of money the aggregate amount which is not covered by insurance is in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

                  (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

                  (k) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or

                  (l) there shall have occurred a Change in Control.

         SECTION 8.02. Acceleration. (a) Subject to paragraph (c) below, if an Event of Default (other than an Event of Default specified in Section 8.01(g) or (h) with respect to the Borrower) occurs and is continuing, and has not been waived by the Required Lenders, then the Administrative Agent, with the consent of the Required Lenders, may, and upon request of the Required Lenders shall, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding

         (b) If an Event of Default specified in Section 8.01(g) or (h) relating to the Borrower occurs, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding

         (c) Notwithstanding anything to the contrary in this Agreement, during the period commencing with the Effective Date and ending on the earlier of the Powerscreen Commitment Termination Date and the Powerscreen Offer Termination Date, the Administrative Agent and the Lenders shall not be entitled to terminate the Powerscreen Commitments, rescind this Agreement or prevent any funding of the Powerscreen Offer (including the acquisition of Powerscreen Shares pursuant to the provisions of Section 428 et. seq. of the U.K. Companies Act of 1985 and the funding of proposals made to holders of options over Powerscreen Shares in accordance with Rule 15 of the City Code) nor to declare the Powerscreen Loans due and payable in whole or in part or exercise any other right or remedy under any Loan Document or exercise any setoff or similar right arising on the basis of misrepresentation or Event of Default or otherwise if to do so would prevent the funding of the Powerscreen Offer in accordance with
Section 4.02 unless (i) an Event of Default specified in paragraph (b) (other than an Event of Default arising solely as a result of the operation of Section 8.01(h)(vi)) shall have occurred; (ii) an event of the kind described in paragraphs (g) and (h) of Section 8.01 shall have occurred with respect to Bidco, Powerscreen or any of Powerscreen's subsidiaries that would be deemed to be a Significant Subsidiary if such subsidiary were a subsidiary of the Borrower; provided, however, that this clause (ii) shall not apply where Bidco is not permitted to lapse the Powerscreen Offer as a result of such event having occurred with respect to Powerscreen or any of its Significant Subsidiaries;
(iii) any of the representations and warranties set forth in Section 3.01, 3.02 or 3.03, as they relate to the Borrower or Bidco, shall not be true and correct in all material respects on the date of any Powerscreen Borrowing of the type described in Section 4.02 with the same effect as though made on such date or
(iv) any of the Powerscreen Offer Conditions Precedent, unless waived in writing by the Required Lenders (such waiver being conclusively evidenced by written notice from the Administrative Agent to the Borrower) shall not have been satisfied on the date of any such Powerscreen Borrowing; provided, however, that this clause (iv) shall not apply where the event or circumstance which would otherwise cause the relevant Powerscreen Offer Condition Precedent not to be satisfied is a waiver of a condition of the Powerscreen Offer by Bidco in circumstances where Bidco would not otherwise have been able to lapse the Powerscreen Offer in accordance with Note 2 to Rule 13 of the City Code.


                                   ARTICLE IX

                The Administrative Agent and the Collateral Agent

         In order to expedite the transactions contemplated by this Agreement, CSFB is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders (for purposes of this Article IX, the Administrative Agent and the Collateral Agent are referred to collectively as the "Agents"). Each of the Lenders and each assignee of any such Lender hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the Program Receivables and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

         Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents, instruments or agreements. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower or any other Loan Party on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

         The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

         Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the successor to such Agent shall be selected in accordance with Article VIII of the Existing Credit Agreement and such successor Agent selected thereunder shall serve as the Administrative Agent or the Collateral Agent, as the case may be, hereunder. Without limiting the generality of the foregoing, it is understood and agreed that, at any time, there shall be only one Collateral Agent for all of the Secured Parties. If all Existing Loans and other amounts owing under the Existing Credit Agreement have been repaid and all commitments under the Existing Credit Agreement have been terminated, the Required Lenders shall have the right to appoint a successor Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this
Article IX and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent.

         Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on the sum of its aggregate available Commitments and outstanding Loans hereunder) of any expenses incurred for the benefit of the Lenders by the Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower or any other Loan Party; provided that no Lender shall be liable to an Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents.

         Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.


                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (a) if to the Borrower, to it at 500 Post Road East, Westport, CT 06880, Attention of General Counsel (Telecopy No. (203) 227-1647);

               (b) if to the Administrative Agent, to Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, Attention of Joe Barone (Telecopy No. (212) 325-8304;

               (c) if to a Lender, to it at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto; and

               (d) if to an Existing Lender that is not also a Lender, to it in care of Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, Attention of Joe Barone (Telecopy No. (212) 325-8304).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 10.01.

         SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

         SECTION 10.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Collateral Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         SECTION 10.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender or an Approved Fund, (x) the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld) and (y) the amount of the Commitment or Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, if less, the entire remaining amount of such Lender's Commitment or Loans, as applicable), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. For purposes of this Section 10.04(b), "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is managed or advised by the same investment advisor as such Lender or by an affiliate of such investment advisor. Upon acceptance and recording pursuant to paragraph (e) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 10.05, as well as to any Fees accrued for its account and not yet paid).

         (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) above and, if required, the written consent of the Borrower and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

         (f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans, releasing the Borrower or any Subsidiary Guarantor or all or any substantial part of the Collateral or increasing or extending the Commitment applicable to such participant).

         (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 10.16.

         (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (i) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

         (j) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that
(i) nothing herein shall constitute a commitment by any SPC to make any Loan and
(ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 10.04, (i) any SPC may (x) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefore, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, and
(ii) the  protections  afforded to any SPC  pursuant to the  provisions  of this
Section 10.04(j) may not be amended or modified without the written consent of such SPC.

         SECTION 10.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans hereunder, as applicable, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore and Linklaters & Paines, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

         (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence, Release or threat of Release of Hazardous Materials on any Properties, or any Environmental Claim related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) The provisions of this Section 10.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 10.05 shall be payable on written demand therefor.

         SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 10.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 10.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) change or extend the Commitment or decrease or extend the date for payment of the Commitment Fee of any Lender without the prior written consent of such Lender, or (iii) amend or modify the pro rata sharing provisions of Section 2.17 or the provisions of Section 10.04(i), the provisions of this Section, the definition of the term "Required Lenders" or release the Borrower or any Subsidiary Guarantor or all or any substantial part of the Collateral, without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent.

         SECTION 10.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 10.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

         SECTION 10.10. Entire Agreement. This Agreement, the other Loan Documents, the Engagement Letter, the Syndication Letter and the Cedarapids Fee Letter constitute the entire contract among the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Except as provided in Section 10.17, nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

         SECTION 10.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

         SECTION 10.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
10.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 10.15. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

         (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 10.16. Confidentiality. The Administrative Agent, the Collateral Agent and each of the Lenders agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent or any Lender shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information, (b) to the extent requested by any regulatory authority (provided such authority shall be advised of the confidential nature of the Information),
(c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents, (e) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty (or its affiliates) is not a competitor of the Borrower or any of its Subsidiaries and agrees to be bound by the provisions of this Section 10.16) or (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.16 or (ii) becomes available to the Administrative Agent, any Lender or the Collateral Agent on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent or any Lender based on any of the foregoing) that are received from the Borrower and related to the Borrower, any shareholder of the Borrower or any employee, customer or supplier of the Borrower, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure thereto by the Borrower, and which are in the case of Information provided after the Effective Date, clearly identified at the time of delivery as confidential. The provisions of this Section 10.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.

         SECTION 10.17. Rights of Existing Lenders. Without the consent of each Existing Lender, the Borrower and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, any Existing Lender would no longer be entitled to the pro rata sharing requirements of Section 2.22 or the mandatory participation provisions of Section 2.18 and any such attempted amendment, modification or waiver shall be null and void. Each Existing Lender shall be entitled to enforce the provisions of this Section 10.17.

         SECTION 10.18. Designated Senior Indebtedness. For the purposes of each indenture governing the Senior Subordinated Notes or the Additional Subordinated Notes, the Loans and all Fees and all other expenses or amounts payable under this Agreement shall be "Designated Senior Indebtedness" as such term is defined in such indentures.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TEREX CORPORATION,

                                       by: /s/Eric I Cohen

                                        Name: Eric I Cohen
                                        Title: Senior Vice President


                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent and as Collateral Agent,

                                       by: /s/Kristin Lepri

                                        Name: Kristin Lepri
                                        Title: Associate

                                       by

                                         Name:
                                         Title:

                                                          SIGNATURE PAGE to
                                                       AMENDED and RESTATED
                                                 TRANCHE C CREDIT AGREEMENT

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: ALLSTATE INSURANCE COMPANY

                by:  /s/Jerry D. Zinkula

                      Name: Jerry D. Zinkula
                      Title:

                by:  /s/Patricia W. Wilson

                      Name: Patricia W. Wilson
                      Title:
To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: ARES LEVERAGED INVESTMENT FUND, L.P.

                by: /s/ David A.Sachs


                      Name: David A. Sachs
                      Title: Vice President

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: BANKBOSTON, N.A.

                by: /s/ Christopher T. Phelan

                      Name: Christopher T. Phelan
                      Title: Director

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: BANK OF AMERICA NA

                by: /s/Edward A Hamilton

                      Name: /s/Edward A. Hamilton
                      Title: Managing Director

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: CREDIT LYONNAIS NEW YORK BRANCH

                by:  /s/Scott R. Chappelka

                      Name: Scott R. Chappelka
                      Title: Vice President

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: FREMONT FINANCIAL CORPORATION

                by:  /s/Kannika Viravan

                      Name: Kannika Viravan
                      Title: Vice President

                                                           SIGNATURE PAGE to
                                                        AMENDED and RESTATED
                                                  TRANCHE C CREDIT AGREEMENT

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: GALAXY CLO 1999-1, LTD.

                by:  /S/Lynn A. Hopton

                      Name: Lynn A. Hopton
                      Title: Authorized Signatory
                        SAI Investment Advisor, Inc. its Collateral Manager

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: HIGHLAND CAPITAL MANAGER, L.P.

                by:  /S/Todd Travers

                      Name: Todd Travers
                      Title: Portfolio Manager



To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: KEMPER FLOATING RATE FUND

                by:  /s/ Mark E. Wittnebel

                      Name: Mark E. Wittnebel
                      Title:S.V.P.

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: STEIN ROE & FARNHAM INCORPORATED, AS AGENT FOR KEYPORT LIFE
                         INSURANCE COMPANY

                by:  /s/ Stein Roe & Farnham

                      Name:
                      Title:

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: KZH CYPRESSTREE-1 LLC

                by:  /s/ Peter Chin

                      Name: Peter Chin
                      Title: Authorized Agent

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: OCTAGON LOAN TRUST

                by:  /s/ Michael B. Nechamkin

                      Name: Michael B. Nechamkin
                      Title:Portfolio Manager

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: OLYMPIC FUNDING TRUST, SERIES 1999-1

                by:  /s/ Kelly C. Walker

                      Name: Kelly C. Walker
                      Title: Authorized Agent

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: SRF TRADING, INC.

                by:  /s/ Kelly C. Walker

                      Name: Kelly C. Walker
                      Title: Vice President

To approve the Amended and Restated  Tranche C Credit Agreement as a Powerscreen
Lender:

Name of Institution: TORONTO DOMINION (NEW YORK0, INC.

                by:  /s/ Jorge A. Garcia

                      Name: Jorge A. Garcia
                      Title: Vice President

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT,
                         NEW YORK BRANCH

                by:  /s/ Erich Ebner von Eschenbach

                      Name: Eric Ebner von Eschenbach
                      Title: Managing Director

                by:  /s/ Steven Simons

                      Name: Steven Simons
                      Title: Associate Director

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: DRESNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                by:  /s/ Beverly G. Cason

                      Name: Beverly G. Cason
                      Title: Vice President

                by:  /s/ John R. Morrison

                      Name: John R. Morrison
                      Title: Vice President

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: GOLDMAN SACHS CREDIT PARTNERS L.P.

                by:  /s/ Mark DeNatale

                      Name: Mark DeNatale
                      Title: Authorized Signature

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                by:  /s/ Peter Gewirtz

                      Name: Peter Gewirtz
                      Title: Authorized Signature

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: NORTH AMERICAN SENIOR FLOATING RATE FUND BY: CYPRESSTREE
                       INVESTMENT MANAGEMENT COMPANY, INC. AS PORTFOLIO MANAGER

                by:  /s/ Philip C. Robbins

                      Name: Philip C. Robbins
                      Title: Principal

To approve the Amended and Restated  Tranche C Credit  Agreement as a Cedarapids
Lender:

Name of Institution: VAN KAMPEN SENIOR FLOATING RATE FUND

                by:  /s/ Van Kampen Investment Advisory Corp.

                      Name:
                      Title: